Exhibit 99.2

ACADIA REALTY TRUST

Focused.

Disciplined.

Value-Driven.

Fourth Quarter 2010

Reporting Supplement

Reporting Supplement
December 31, 2010

Table of Contents
	Page		Page

Section I - Financial Information		Section II - Opportunity Fund Information

Company Information	3	Opportunity Fund Overview	24

Total Market Capitalization	4	Redevelopment Projects - Construction Complete	25

Operating Statements		Redevelopment Projects - Construction and Design	26
Pro-rata Consolidation	5
Joint Ventures	6	RCP Venture Investments	27
Opportunity Funds	7
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		Section III - Core and Opportunity Fund Portfolio Information
and Funds Available for Distribution ("FAD")	9
EBITDA	10	Core Properties	28
Same Property Net Operating Income	11
Fee Income	12	Core Portfolio by State	30
2011 Guidance	13
Net Asset Valuation	14	Core Top Tenants	31

Balance Sheet - Pro-rata Consolidation	15	Core Lease Expirations	32

Notes Receivable	16	Core New and Renewal Rent Spreads	34

Debt Analysis		Core Capital Expenditures	35
Summary	17
Detail	18	Portfolio Demographics	36
Maturities	21
Maturities with Extension Options	22	Opportunity Fund Properties	37

Selected Financial Ratios	23	Storage Properties	38

		Opportunity Fund Lease Expirations	39

		Important Notes	42

Visit www.acadiarealty.com for additional investor and portfolio information

Reporting Supplement
December 31, 2010

Company Information

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 79 properties totaling approximately 8 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 99% controlled by Acadia.

Corporate Headquarters	1311 Mamaroneck Avenue	Investor Relations	Jon Grisham
Suite 260	Senior Vice President,
White Plains, NY 10605	Chief Accounting Officer
(914) 288-8142
jgrisham@acadiarealty.com

New York Stock Exchange	Symbol AKR	Web Site	www.acadiarealty.com

Analyst Coverage	Banc of America / Merrill Lynch	FBR Capital Markets	KeyBanc Capital Markets, Inc.
Craig Schmidt (646) 855-3640	Sri Nagarajan - (646) 885-5429	Todd Thomas - (917) 368-2286
craig_schmidt@ml.com	snagarajan@fbr.com	tthomas@keybanccm.com

Bank of Montreal	Green Street Advisors	Macquarie Capital (USA)
Paul Adornato, CFA - (212) 885-4170	Laura Clark (949) 640-8780	Rob Stevenson (212) 231-8068
paul.adornato@bmo.com	lclark@greenst.com	rob.stevenson@macquarie.com

Citigroup - Smith Barney	Janney Montgomery Scott	RBC Capital Markets
Quentin Velleley, CFA - (212) 816-6981	Andrew T. DiZio, CFA (215) 665-6439	Rich Moore, CFA - (440) 715-2646
quentin.velleley@citi.com	adizio@jmsonline.com	rich.moore@rbccm.com

Cowen and Company	J.P. Morgan Securities, Inc.	UBS
Stephen Boyd - (646) 562-1382	Michael W. Mueller, CFA (212) 622-6689	Christy McElroy - (203) 719-7831
Stephen.Boyd@cowen.com	michael.w.mueller@jpmorgan.com	christy.mcelroy@ubs.com

Keefe, Bruyette & Woods, Inc.
Sheila K. McGrath - (212) 887-7793
smcgrath@kbw.com

Reporting Supplement
December 31, 2010

Total Market Capitalization
(including pro-rata share of Opportunity Fund debt)		Total Market Capitalization
(dollars in thousands)	Notes	as of December 31, 2010
		Percent			Capitalization
		of Total			Based
	1	Equity			on "Net Debt"3
Equity Capitalization
Total Common Shares Outstanding		99.1%	$40,255
Common Operating Partnership ("OP") Units		0.9%	360
Combined Common Shares and OP Units			1

Share Price December 31, 2010			18.24

Equity Capitalization - Common Shares and OP Units			740,818
Preferred OP Units	2		457
Total Equity Capitalization			741,275	62%	68%

Debt Capitalization
Consolidated debt			854,856
Adjustment to reflect pro-rata share of debt			(406,980)
Total Debt Capitalization			447,876	38%	32%

Total Market Capitalization			$1,189,151	100%	100%

Weighted Average Outstanding Common Shares and OP Units		December 31, 2010		December 31, 2009
(in thousands)		Quarter	Year-to-date	Quarter	Year-to-date
Weighted average Common Shares - Basic EPS		40,257	40,136	39,756	38,005
Dilutive potential Common Shares		337	270	282	237
Weighted average Common Shares - Diluted EPS		40,594	40,406	40,038	38,242
OP Units		360	470	665	671
Dilutive potential OP Units		25	-	25	-
Weighted average Common Shares and OP Units - Diluted FFO		40,979	40,876	40,728	38,913

Notes:
1 Reflects Debt net of Core Portfolio and pro-rata share of Opportunity Funds cash balance ("Net Debt") as of December 31, 2010 of $ 97,261
2 Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units x share price at quarter end.
3 Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Reporting Supplement
December 31, 2010

Income Statements - Pro-rata Consolidation 1
Current Quarter and Year-to-Date
(in thousands)

	Year-to-Date							Current Quarter
	Year							3 months
	ended December 31, 2010							ended December 31, 2010
	Core Retail				Opportunity Funds		Total	Core Retail				Opportunity Funds		Total
			Total							Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued		Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued
	Owned	Ventures	Operations	Operations	Operations	Operations		Owned	Ventures	Operations	Operations	Operations	Operations
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$46,524	$6,469	$52,993	$-	$11,594	$200	$64,790	$11,512	$1,601	$13,113	$-	$3,122	$50	$16,285
Percentage rents	448	46	494	-	6	-	500	140	9	149	-	3	-	152
Expense reimbursements - CAM	5,960	796	6,756	-	867	-	7,623	2,104	232	2,336	-	249	-	2,585
Expense reimbursements - Taxes	7,128	1,012	8,140	-	952	-	9,092	1,629	263	1,892	-	250	-	2,142
Other property income	222	7	229	-	400	-	629	16	7	23	-	92	-	115
	60,282	8,330	68,612	-	13,819	200	82,634	15,401	2,112	17,513	-	3,716	50	21,279
PROPERTY EXPENSES
Property operating - CAM	8,056	1,060	9,116	-	1,245	-	10,361	2,883	298	3,181	-	384	-	3,565
Other property operating (Non-CAM)	2,063	164	2,227	-	2,458	36	4,721	368	50	418	-	576	9	1,003
Real estate taxes	8,907	1,126	10,033	-	1,901	-	11,934	2,148	284	2,432	-	503	-	2,935
	19,026	2,350	21,376	-	5,604	36	27,016	5,399	632	6,031	-	1,463	9	7,503

NET OPERATING INCOME - PROPERTIES	41,256	5,980	47,236	-	8,215	164	55,618	10,002	1,480	11,482	-	2,253	41	13,776

OTHER INCOME (EXPENSE)
Mezzanine interest income	17,885	-	17,885	-	254	-	18,139	3,439	-	3,439	-	57	-	3,496
Other interest income	300	12	312	-	22	-	334	(54)	(3)	(57)	-	-	-	(57)
Straight-line rent income, net	(138)	(44)	(182)	-	1,038	-	856	(58)	(9)	(67)	-	270	-	203
Straight-line ground rent expense	-	-	-	-	(88)	-	(88)	-	-	-	-	(22)	-	(22)
FAS 141 rent, net	(596)	140	(456)	-	(386)	-	(842)	(145)	35	(110)	-	(238)	-	(348)
FAS 141 interest expense	20	-	20	-	-	-	20	5	-	5		-	-	5
Interest expense	(16,365)	(3,720)	(20,085)	-	(3,603)	-	(23,688)	(3,864)	(936)	(4,800)		(921)	-	(5,721)
Asset and property management expense	(85)	-	(85)	-	(1)	-	(86)	(34)	-	(34)	-	-	-	(34)
Promote expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	381	-	381	-	-	-	381	95	-	95	-	(4)	-	91
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-	-	(182)	-	(182)	-	-	-	-	(98)	-	(98)
Reserve for investment in unconsolidated property	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-	-	-	-	-

CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	42,658	2,368	45,026	-	5,269	164	50,462	9,386	567	9,953	-	1,297	41	11,291

FEE INCOME
Asset and property management fees and priority distributions	12,125	-	12,125	-	-	-	12,125	3,048	-	3,048	-	-	-	3,048
Transactional fees 2	6,464	-	6,464	-	-	-	6,464	2,711		2,711	-	-	-	2,711
Provision for income taxes	(2,426)	-	(2,426)	-	-	-	(2,426)	(433)	-	(433)	-	-	-	(433)

FEE INCOME	16,163	-	16,163	-	-	-	16,163	5,326	-	5,326	-	-	-	5,326

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	2,269	-	2,269	-	-	-	-	2,189	-	2,189
Promote income - RCP	-	-	-	-	2	-	2	-	-	-	-	(15)	-	(15)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	82	-	82	-	-	-	-	10	-	10
Forfeited property sale contract deposit	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	275	101	376	-	3	-	379	225	19	244	-	-	-	244
Gain on extinguishment of debt	-	-	-	-	-	-	-	-		-		-	-	-
Gain from bargain purchase	-	-	-	-	6,383	-	6,383	-		-		-	-	-
Provision for income taxes	(812)	(1)	(813)	-	(27)	-	(840)	(837)	-	(837)	-	1	-	(836)

PROMOTE, RCP AND OTHER INCOME	(537)	100	(437)	-	8,712	-	8,275	(612)	19	(593)	-	2,185	-	1,592

GENERAL AND ADMINISTRATIVE	(21,976)	(20)	(21,996)	-	(231)	-	(22,227)	(5,142)	(3)	(5,145)	-	(80)	-	(5,225)

Depreciation and amortization	(15,445)	(1,610)	(17,055)	-	(5,090)	(87)	(22,232)	(3,837)	(387)	(4,224)	-	(1,696)	-	(5,920)
FAS 141 amortization	110	-	110	-	(238)	-	(128)	29	-	29		(57)	-	(28)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interests	20,973	838	21,811	-	8,422	77	30,313	5,150	196	5,346	-	1,649	41	7,036

Noncontrolling interest - OP	(393)	-	(393)	-	-	-	(393)	(72)	-	(72)	-	-	-	(72)
Noncontrolling interests	-	-	-	-	137	-	137	-	-	-	-	48	-	48

NET INCOME	$20,580	$838	$21,418	$-	$8,559	$77	$30,057	$5,078	$196	$5,274	$-	$1,697	$41	$7,012

1    Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.

2 Consists of development, construction, leasing and legal fees.

Reporting Supplement December 31, 2010 Income Statements - Joint Ventures 1 Current Quarter and Year-to-Date
(in thousands)

	Year-to-Date					Current Quarter
	Year					3 months
	ended December 31, 2010					ended December 31, 2010

	Joint Ventures - Core Retail					Joint Ventures - Core Retail
		AKR Pro-		AKR Pro-	Total		AKR Pro-		AKR Pro-	Total
		rata share		rata share	AKR Pro-		rata share		rata share	AKR Pro-
	Brandywine	22.22%	Crossroads	49.00%	rata share	Brandywine JV	22.22%	Crossroads	49.00%	rata share
PROPERTY REVENUES
Minimum rents	$16,037	$3,563	$5,926	$2,906	$6,469	$3,961	$880	$1,471	$721	$1,601
Percentage rents	204	45	2	1	46	42	9	-	-	9
Expense reimbursements - CAM	1,729	385	840	411	796	625	139	190	93	232
Expense reimbursements - Taxes	1,155	256	1,543	756	1,012	298	66	402	197	263
Other property income	32	6	2	1	7	29	6	2	1	7
	19,157	4,255	8,313	4,075	8,330	4,955	1,100	2,065	1,012	2,112

PROPERTY EXPENSES
Property operating - CAM	2,946	656	825	404	1,060	880	196	209	102	298
Other property operating (Non-CAM)	386	86	159	78	164	147	33	35	17	50
Real estate taxes	1,248	276	1,732	850	1,126	312	69	438	215	284
	4,580	1,018	2,716	1,332	2,350	1,339	298	682	334	632

NET OPERATING INCOME - PROPERTIES	14,577	3,237	5,597	2,743	5,980	3,616	802	1,383	678	1,480

OTHER INCOME (EXPENSE)
Mezzanine interest income	-	-	-	-	-	-	-	-	-	-
Other interest income	2	-	26	12	12	-	-	(7)	(3)	(3)
Straight-line rent income, net	(101)	(23)	(44)	(21)	(44)	(8)	(2)	(15)	(7)	(9)
Straight-line ground rent	-	-	-	-	-	-	-	-	-	-
FAS 141 rent, net	628	140	-	-	140	157	35	-	-	35
FAS 141 interest expense	-	-	-	-	-	-	-	-	-	-
Interest expense	(10,092)	(2,071)	(3,365)	(1,649)	(3,720)	(2,546)	(523)	(843)	(413)	(936)
Property management expense	(1,023)	-	-	-	-	(236)	-	-	-	-
Promote expense	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-					-
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-	-	-	-	-	-	-	-
Reserve for investment in unconsolidated property	-	-	-	-	-	-	-	-	-	-
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	3,991	1,283	2,214	1,085	2,368	983	312	518	255	567

FEE INCOME
Asset and property management fees and priority distributions	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-					-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-
FEE INCOME	-	-	-	-	-	-	-	-	-	-

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	-	-	-	-
Promote income - RCP	-	-	-	-	-	-	-	-	-	-
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-
Receipt of forfeited deposit	-	-	-	-	-	-	-	-	-	-
Lease termination income	452	101	-	-	101	84	19	-	-	19
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-					-
Provision for income taxes	-	-	(3)	(1)	(1)	-	-	-	-	-
PROMOTE, RCP AND OTHER INCOME	452	101	(3)	(1)	100	84	19	-	-	19

GENERAL AND ADMINISTRATIVE	(67)	(15)	(11)	(5)	(20)	(7)	(2)	(3)	(1)	(3)

Depreciation and amortization 2	(4,160)	(924)	(599)	(686)	(1,610)	(905)	(201)	(179)	(186)	(387)
FAS 141 amortization	-	-	-	-	-	-	-	-	-	-
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	216	445	1,601	393	838	155	128	336	68	196

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-

NET INCOME	$216	$445	$1,601	$393	$838	$155	$128	$336	$68	$196

1 The Company has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

	2 In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.

Reporting Supplement
December 31, 2010
Income Statements -Opportunity Funds 1
Year-to-Date
(in thousands)

	Year-to-Date Year ended December 31, 2010
					Continuing	Discontinued			AKR				Continuing	Discontinued		AKR		AKR	Total
					Operations	Operations			Pro-				Operations	Operations		Pro-		Pro-	AKR
	Fund I 3	Fund I	Fund I	AKR	AKR Pro-	AKR Pro-		AKR	rata	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		rata		rata	Pro-
	Continuing	Discontinued	Consolidated	Promote	rata share	rata share	Mervyns	Promote	share	Continuing	Discontinued	Consolidated	rata share	rata share	Mervyns	share		share	rata
	Operations	Operations	Operations	20.00%	22.22%	22.22%	I	20.00%	22.22%	Operations	Operations	Operations	20.00%	20.00%	II	20.00%	Fund III	19.90%	share

PROPERTY REVENUES
Minimum rents	$4,192	$-	$4,192	$838	$749	$-	$-	$-	$-	$24,306	$1,001	$25,307	$4,857	$200	$-	$-	$25,873	$5,150	$11,794
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	25	6	6
Expense reimbursements - CAM	225	-	225	45	40	-	-	-	-	2,737	-	2,737	547	-	-	-	1,178	235	867
Expense reimbursements - Taxes	205	-	205	41	36	-	-	-	-	1,831	-	1,831	365	-	-	-	2,552	509	952
Other property income	113	-	113	23	20	-	-	-	-	374	-	374	75	-	-	-	1,415	282	400
	4,735	-	4,735	947	846	-	-	-	-	29,248	1,001	30,249	5,844	200	-	-	31,043	6,182	14,019

PROPERTY EXPENSES
Property operating - CAM	362	-	362	72	64	-	-	-	-	3,821	4	3,825	764	-	-	-	1,729	344	1,245
Other property operating (Non-CAM)	136	-	136	27	24	-	-	-	-	5,486	177	5,663	1,096	36	-	-	6,581	1,310	2,494
Real estate taxes	305	-	305	61	54	-	-	-	-	3,647	-	3,647	729	-	-	-	5,312	1,057	1,901
	803	-	803	161	143	-	-	-	-	12,954	181	13,135	2,589	36	-	-	13,622	2,711	5,640

NET OPERATING INCOME - PROPERTIES	3,932	-	3,932	786	703	-	-	-	-	16,294	820	17,114	3,255	164	-	-	17,421	3,471	8,379

OTHER INCOME (EXPENSE)
Mezzanine interest income	-	-	-	-	-	-	-	-	-	1	-	1	-	-	-	-	1,278	254	254
Other interest income	7	-	7	1	1	-	-	-	-	100	-	100	20	-	-	-	-	-	22
Straight-line rent income, net	1,748	-	1,748	350	311	-	-	-	-	1,566	-	1,566	313	-	-	-	321	64	1,038
Straight-line ground rent	-	-	-	-	-	-	-	-	-	(432)	-	(432)	(88)	-	-	-	-	-	(88)
FAS 141 rent, net	(12)	-	(12)	(2)	(2)	-	-	-	-	(260)	-	(260)	(52)	-	-	-	(1,661)	(329)	(386)
FAS 141 interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest expense	(534)	-	(534)	(107)	(95)	-	-	-	-	(11,485)	-	(11,485)	(2,297)	-	-	-	(5,555)	(1,105)	(3,603)
Property management expense	5	-	5	(0)	(0)	-	-	-	-	(5,542)	-	(5,542)	-	-	(569)	-	(8,718)	-	(1)
Promote expense	(124)	-	(124)	-	-	-	1	-	-	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(916)	(182)	(182)
Reserve for investment in unconsolidated property	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

OPPORTUNITY FUND INCOME	5,022	-	5,022	1,028	918	-	1	-	-	242	820	1,062	1,151	164	(569)	-	2,170	2,173	5,433

FEE INCOME
Asset and property management fees and priority distributions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

FEE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	22	-	4	-	-	-	-	-	11,321	2,264	-	-	2,269
Promote income - RCP	-	-	-	-	-	-	-	4	-	-	-	-	-	-	-	-	-	-	5
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	536	-	536	108	-	-	-	(131)	(26)	82
Receipt of forfeited deposit	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	15	3	3
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	33,805	-	33,805	6,383	-	-	-	-	-	6,383
Provision for income taxes	(57)	-	(57)	(11)	(10)	-	(1)	(0)	(0)	(14)	-	(14)	(3)	-	(3)	(1)	(3)	(1)	(27)

PROMOTE, RCP AND OTHER INCOME	(57)	-	(57)	(11)	(10)	-	21	4	4	34,327	-	34,327	6,488	-	11,318	2,263	(119)	(24)	8,715

GENERAL AND ADMINISTRATIVE	(179)	-	(179)	(36)	(32)	-	(23)	(5)	(4)	(271)	-	(271)	(54)	-	(46)	(8)	(471)	(95)	(234)

Depreciation and amortization	(3,583)	-	(3,583)	(717)	(637)	-	-	-	-	(9,783)	(438)	(10,221)	(1,957)	(87)	-	-	(8,940)	(1,779)	(5,176)
FAS 141 amortization	(5)	-	(5)	(1)	(1)	-	-	-	-	(276)	-	(276)	(56)	-	-	-	(904)	(181)	(238)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	1,198	-	1,198	263	238	-	(1)	(0)	(0)	24,239	382	24,621	5,572	77	10,703	2,255	(8,264)	94	8,500

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	(1,347)	-	(1,347)	109	-	-	-	144	28	137

NET INCOME	$1,198	$-	$1,198	$263	$238	$-	$(1)	$(0)	$(0)	$22,892	$382	$23,274	$5,681	$77	$10,703	$2,255	$(8,120)	$122	$8,637

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

2 Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

3 The 25% noncontrolling interest in the Kroger/Safeway Portfolio has been deducted from each of the income statement line items.

Reporting Supplement
December 31, 2010
Income Statements -Opportunity Funds 1
Current Quarter
(in thousands)

	Current Quarter Period ended December 31, 2010

					Continuing	Discontinued			AKR				Continuing	Discontinued		AKR		AKR	Total
					Operations	Operations			Pro-				Operations	Operations		Pro-		Pro-	AKR
	Fund I 3	Fund I	Fund I	AKR	AKR Pro-	AKR Pro-		AKR	rata	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		rata		rata	Pro-
	Continuing	Discontinued	Consolidated	Promote	rata share	rata share	Mervyns	Promote	share	Continuing	Discontinued	Consolidated	rata share	rata share	Mervyns	share	Fund	share	rata
	Operations	Operations	Operations	20.00%	22.22%	22.22%	I	20.00%	22.22%	Operations	Operations	Operations	20.00%	20.00%	II	20.00%	III	19.90%	share

PROPERTY REVENUES
Minimum rents	$1,049	$-	$1,049	$210	$187	$-	$-	$-	$-	$7,211	$250	$7,461	$1,441	$50	$-	$-	$6,449	$1,283	$3,171
Percentage rents	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	14	3	3
Expense reimbursements - CAM	50	-	50	10	9	-	-	-	-	667		667	133	-	-	-	486	97	249
Expense reimbursements - Taxes	75	-	75	15	13	-	-	-	-	482		482	96	-	-	-	631	126	250
Other property income	-	-	-	-	-	-	-	-	-	93	-	93	19	-	-	-	366	73	92
	1,174	-	1,174	235	210	-	-	-	-	8,453	250	8,703	1,689	50	-	-	7,946	1,582	3,765

PROPERTY EXPENSES
Property operating - CAM	97	-	97	19	17	-	-	-	-	1,056	1	1,057	211	-	-	-	683	136	384
Other property operating (Non-CAM)	42	-	42	8	7	-	-	-	-	1,317	44	1,361	263	9	-	-	1,490	297	585
Real estate taxes	111	-	111	22	20	-	-	-	-	995	-	995	199	-	-	-	1,315	262	503
	250	-	250	50	44	-	-	-	-	3,368	45	3,413	673	9	-	-	3,488	695	1,472

NET OPERATING INCOME - PROPERTIES	924	-	924	185	165	-	-	-	-	5,085	205	5,290	1,016	41	-	-	4,458	887	2,293

OTHER INCOME (EXPENSE)
Mezzanine interest income	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	285	57	57
Other interest income	1	-	1	0	0	-	-	-	-	-		-	-	-	-	-	-	-	-
Straight-line rent income, net	442	-	442	88	79	-	-	-	-	457		457	91	-	-	-	61	12	270
Straight-line ground rent	-	-	-	-	-	-	-	-	-	(108)		(108)	(22)	-	-	-	-	-	(22)
FAS 141 rent, net	-	-	-	-	-	-	-	-	-	(65)		(65)	(13)	-	-	-	(1,137)	(225)	(238)
FAS 141 interest expense	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-
Interest expense	(77)	-	(77)	(15)	(14)	-	-	-	-	(3,267)		(3,267)	(653)	-	-	-	(1,202)	(239)	(921)
Asset and property management expense	2	-	2	-	-	-	-	-	-	(1,341)		(1,341)	-	-	(143)	-	(2,118)	-	-
Promote expense	(32)	-	(32)	-	-	-	15	-	-	-		-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	(18)	(4)	(4)
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-	-	-	-		-	-	-		-	-	-	-	-	(495)	(98)	(98)
Reserve for investment in unconsolidated property	-	-	-	-	-	-		-	-	-		-	-	-	-	-	-	-	-
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

OPPORTUNITY FUND INCOME	1,260	-	1,260	258	230	-	15	-	-	761	205	966	419	41	(143)	-	(166)	390	1,337

FEE INCOME
Asset and property management fees and priority distributions	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

FEE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	(69)	-	(12)	-		-	-	-	11,004	2,201	-	-	2,189
Promote income - RCP	-	-	-	-	-	-	-	(14)	-	-		-	-	-	-	-	-	-	(14)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	180		180	36	-	-	-	(131)	(26)	10
Receipt of forfeited deposit	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-
Provision for income taxes	1	-	1	0	0	-	1	0	0	-	-	-	-	-	2	-	-	-	1

PROMOTE, RCP AND OTHER INCOME	1	-	1	0	0	-	(68)	(14)	(12)	180	-	180	36	-	11,006	2,201	(131)	(26)	2,186

GENERAL AND ADMINISTRATIVE	(67)	-	(67)	(13)	(12)	-	(6)	(1)	(1)	(41)		(41)	(8)	-	(1)	-	(225)	(45)	(81)
										.
Depreciation and amortization	(890)	-	(890)	(178)	(158)	-	-	-	-	(3,933)		(3,933)	(787)	-	-	-	(2,875)	(572)	(1,695)
FAS 141 amortization	-	-	-	-	-	-	-	-	-	(69)		(69)	(14)	-	-	-	(215)	(43)	(57)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	304	-	304	67	60	-	(59)	(15)	(13)	(3,102)	205	(2,897)	(354)	41	10,862	2,201	(3,612)	(296)	1,690

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	219	-	219	44	-	-	-	22	4	48

NET INCOME	$304	$-	$304	$67	$60	$-	$(59)	$(15)	$(13)	$(2,883)	$205	$(2,678)	$(310)	$41	$10,862	$2,201	$(3,590)	$(292)	$1,738

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

2 Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

3 The 25% noncontrolling interest in the Kroger/Safeway Portfolio has been deducted from each of the income statement line items.

Reporting Supplement
December 31, 2010

Funds from Operations ("FFO") 1

		2010					2009

		Current	Current	Previous	Previous	Previous	Historic	Historic
		Year-to-Date	Quarter	Quarter	Quarter	Quarter	Year-to-Date	Quarter

		Year ended	3 months ended	3 months ended	3 months ended	3 months ended	Year ended	3 months ended
Funds from operations ("FFO"):	Notes	December 31, 2010	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2009

Net Income		$30,057	$7,012	$5,117	$12,798	$5,130	$31,133	$6,392
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates		18,445	4,688	4,967	4,202	4,588	18,847	4,608
Unconsolidated affiliates		1,561	374	354	475	358	1,604	372
Gain on sale of properties (net of noncontrolling interest share)
Consolidated affiliates		-	-	-	-	-	(2,436)	(1,506)
Income attributable to noncontrolling interests' share in Operating Partnership		377	68	64	160	85	464	120
Distributions on Preferred OP Units	2	18	5	5	4	4	19	5
FFO		$50,458	$12,147	$10,507	$17,639	$10,165	$49,631	$9,991

Adjusted Funds from operations ("AFFO"):
Diluted FFO		$50,458	$12,147	$10,507	$17,639	$10,165	$49,631	$9,991
Straight line rent, net		(856)	(204)	(138)	(221)	(293)	613	502
Non real estate depreciation		488	117	115	114	142	665	126
Amortization of finance costs		1,539	679	282	249	329	1,149	264
Amortization of cost of management contracts		386	104	104	104	74	511	124
Tenant improvements		(3,855)	(1,093)	(1,054)	(478)	(1,230)	(4,391)	(2,325)
Leasing commissions		(671)	(150)	(126)	(294)	(101)	(600)	(148)
Capital expenditures		(146)	(146)	-	-	-	(446)	(44)
Gain from bargain purchase		(6,383)	-	-	(6,383)	-	-	-
Gain on extinguishment of debt		-	-	-	-	-	(7,056)	-

AFFO		$40,960	$11,454	$9,690	$10,730	$9,086	$40,076	$8,490

Funds Available for Distribution ("FAD")
AFFO		$40,960	$11,454	$9,690	$10,730	$9,086	$40,076	$8,490
Scheduled principal repayments		(2,141)	(586)	(525)	(511)	(519)	(1,605)	(439)

FAD		$38,819	$10,868	$9,165	$10,219	$8,567	$38,471	$8,051

Total weighted average shares and OP Units:
Basic		40,606	40,643	40,643	40,607	40,581	38,676	40,421
Diluted		40,876	40,979	40,905	40,844	40,776	38,913	40,728

FFO per share:
FFO per share - Basic		$1.24	$0.30	$0.26	$0.43	$0.25	$1.28	$0.25
FFO per share - Diluted		$1.23	$0.30	$0.26	$0.43	$0.25	$1.28	$0.25

AFFO per share - Basic		$1.01	$0.28	$0.24	$0.26	$0.22	$1.04	$0.21
AFFO per share - Diluted		$1.00	$0.28	$0.24	$0.26	$0.22	$1.03	$0.21

FAD per share - Basic		$0.96	$0.27	$0.23	$0.25	$0.21	$0.99	$0.20
FAD per share - Diluted		$0.95	$0.27	$0.22	$0.25	$0.21	$0.99	$0.20

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2 Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

Reporting Supplement
December 31, 2010

Income Statements - EBITDA
Current Quarter and Year-to-Date (in thousands)

	Year-to-Date							Current Quarter
	Year							3 months
	ended December 31,							ended December 31,
	2010							2010
	Core Retail				Opportunity Funds		Total	Core Retail				Opportunity Funds		Total
			Total							Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued		Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued
	Owned	Ventures	Operations	Operations	Operations	Operations		Owned	Ventures	Operations	Operations	Operations	Operations

NET INCOME	$20,580	$838	$21,418	$-	$8,559	$77	$30,057	$5,078	$196	$5,274	$-	$1,697	$41	$7,012

Add back:
Depreciation and amortization	15,445	1,610	17,055	-	5,090	87	22,232	3,837	387	4,224	-	1,696	-	5,920
FAS 141 amortization	(110)	-	(110)	-	238	-	128	(29)	-	(29)	-	57	-	28
Interest expense	16,365	3,720	20,085	-	3,603	-	23,688	3,864	936	4,800	-	921	-	5,721
FAS 141 interest expense	(20)	-	(20)	-	-	-	(20)	(5)	-	(5)	-	-	-	(5)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	3,238	1	3,239	-	(61)	-	3,178	1,270	-	1,270	-	(50)	-	1,220
Gain from bargain purchase	-	-	-	-	(6,383)	-	(6,383)	-	-	-	-	-	-	-
Noncontrolling interest - OP	393	-	393	-	-	-	393	72	-	72	-	-	-	72
Noncontrolling interests	-	-	-	-	(137)	-	(137)	-	-	-	-	(48)	-	(48)

EBIDTA	$55,891	$6,169	$62,060	$-	$10,909	$164	$73,136	$14,087	$1,519	$15,606	$-	$4,273	$41	$19,920

Reporting Supplement
December 31, 2010

Core Portfolio
Net Operating Income (NOI) - Same Property Performance 1	Quarter			Year-to-Date
(in thousands)			Growth in Same			Growth in Same
			Property NOI -			Property NOI -
			Continuing Operations			Continuing Operations
	Current	Historical	Favorable (unfavorable)	Current	Historical	Favorable (unfavorable)

	Three	Three
	months ended	months ended		Year ended	Year ended
	December 31,	December 31,		December 31,	December 31,
Reconciliation of total NOI to same property NOI:	2010	2009		2010	2009

NOI - Retail properties	$11,482	$11,626		$47,236	$48,334
NOI - Discontinued Operations	-	67		-	135

Total NOI	11,482	11,693		47,236	48,469

NOI - Properties in redevelopment	(708)	(709)		(2,972)	(3,658)
NOI - Discontinued Operations	-	(67)		-	(135)

Total	$10,774	$10,917	-1.3%	$44,264	$44,676	-0.9%

Same property NOI by revenues/expenses:

Revenues	$16,311	$16,195	0.7%	$63,355	$64,436	-1.7%
Expenses	5,537	5,278	-4.9%	19,091	19,760	3.4%

Total Core Portfolio	$10,774	$10,917	-1.3%	$44,264	$44,676	-0.9%

1 The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

Reporting Supplement
December 31, 2010

Income Statements - Fee income by Opportunity Fund
Current Quarter and Year-to-Date
(in thousands)

	Fund I	Fund II	Fund III	Other	Total
Year ended December 31, 2010
Asset and property management fees and priority distributions	$437	$4,210	$6,470	$1,009	$12,126
Transactional fees	70	5,170	808	416	6,464
Total management fees and priority distributions	$507	$9,380	$7,278	$1,425	$18,590

	Fund I	Fund II	Fund III	Other	Total
Current quarter ended December 31, 2010
Asset and property management fees and priority distributions	$109	$1,099	$1,610	$230	$3,048
Transactional fees	29	2,454	216	12	2,711
Total management fees and priority distributions	$138	$3,553	$1,826	$242	$5,759

	Fund I	Fund II	Fund III	Other	Total
Prior quarter ended September 30, 2010
Asset and property management fees and priority distributions	$108	$1,049	$1,605	$246	$3,008
Transactional fees	25	1,103	295	100	1,523
Total management fees and priority distributions	$133	$2,152	$1,900	$346	$4,531

	Fund I	Fund II	Fund III	Other	Total
Prior Quarter ended June 30, 2010
Asset and property management fees and priority distributions	$110	$1,045	$1,647	$305	$3,107
Transactional fees	13	970	108	132	1,223
Total management fees and priority distributions	$123	$2,015	$1,755	$437	$4,330

	Fund I	Fund II	Fund III	Other	Total
Prior Quarter ended March 31, 2010
Asset and property management fees and priority distributions	$110	$1,017	$1,608	$228	$2,963
Transactional fees	3	643	189	172	1,007
Total management fees and priority distributions	$113	$1,660	$1,797	$400	$3,970

Reporting Supplement
December 31, 2010

2011 Guidance - Highlights
(in millions except per share amounts, all per share amounts are fully diluted)		Current
		2011 Guidance
Overall:	Notes	Low/High	2010 Actual

Fully diluted Common Shares and OP Units		41,000	40,876

Full year Funds from Operations ("FFO") per share		$0.94 to $1.05	$1.23

Earnings per Share ("EPS")		$0.44 to $0.55	$0.74

FFO Components:

Core and pro-rata share of opportunity Fund ("Fund") portfolio income	1	$42.5 to $44.0	$48.2

Asset and property management fee income, net of TRS taxes		$11.0 to $11.5	$10.5

Transactional fee income, net of TRS taxes		$6.0 to $7.0	$5.7

Promote, RCP and other income, net of TRS taxes		$2.0 to $3.0	$1.9

Gain on bargain purchase		-	$6.4

General and administrative expense		$(23.0) to $(22.5)	$(22.2)

Total		$38.5 to $43.0	$50.5

1 Includes additional interest on the Company's convertible debt pursuant to ASC Topic 470-20 "Debt with Conversion and Other Options" as follows:
		$1.1	$1.0

Reporting Supplement
December 31, 2010
Net Asset Valuation Information	Notes	Core	Fund I			Fund II				Fund III
(in thousands)				AKR pro-rata share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
			Fund Level	%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Operating properties	1	$11,482		--		$-	$-	20.00%	$-	$1,997	$7,988	19.90%	$1,590
Operating properties - Discontinued Operation	2					205	820		164
Development Portfolio		-
Construction complete - Stabilized						1,736	6,944		1,389	-	-		-
Construction complete - Pre-stabilized						3,220	12,880		2,576	-	-		-
Storage portfolio		-				129	516		103	2,461	9,844		1,959
Total NOI		$11,482				$5,290	$21,160		$4,232	$4,458	$17,832		$3,549

Cost to Date
Construction complete (both stabilized and pre-stabilized)	3						$393,000		$78,600		$-		$-
Under construction	3						81,800		16,360		18,700		3,721
In-design	3						33,400		6,680		22,800		4,537
Storage portfolio							-		-		185,900		36,995

Costs to Complete
Construction complete (both stabilized and pre-stabilized)	3						$27,400		$5,480		$-		$-
Under construction	3						118,200		23,640		6,700		1,333
In-design	3						-		-		-		-

Annual NOI Upon Stabilization (Mid-Point of Range)
Construction complete (both stabilized and pre-stabilized)							$33,632		$6,726		$-		$-
Storage portfolio							-		-		14,872		2,960
Under construction							16,000		3,200		2,032		404

Debt	4	$326,470	$8,427				$314,297		$59,619		$262,950		$51,914

Gross asset value	1		45,400
Net Asset Value			$36,973	37.78%	$13,968

Notes:
1	It is not recommended to apply a capitalization rate to current Fund I NOI as this NOI declines in future years due primarily to the structure of the Kroger/Safeway Portfolio leases. Fund I value is based on property appraisals.

Pro-rata share is 20% (AKR promote) + 22% x 80% ( AKR remaining share after promote) = 37.78%
Total future promote is approximatly $5,700 ($36,973 x 20% x 77.78%)

2	Property was sold subsequent to year-end for $8.200

3	See detail on pages 25 and 26 of this supplement

4	$40,000 of debt for White City has been omitted as NOI only reflects 1 week of NOI (Closed 12/22/10)
Fund II equity inveseted was approximately $14,000 and should be added for NAV

QUARTERLY SUPPLEMENTAL DISCLOSURE
December 31, 2010
Pro-Rata Consolidated Balance Sheet
(in thousands)	Consolidated	Noncontrolling	Company's	Pro-Rata
	Balance	Interest in	Interest in	Consolidated
	Sheet	Consolidated	Unconsolidated	Balance
	As Reported 1	Subsidiaries	Subsidiaries	Sheet 2		Notes
ASSETS
Real estate
Land	$222,786	$(111,715)	$7,594	$118,665		1 The interim consolidated balance sheet is unaudited, although it reflect all
Buildings and improvements	915,221	(435,391)	56,290	536,120		adjustments, which in the opinion of management, are necessary for the fair
Construction in progress	4,400	(2,050)	-	2,350		presentation of the consolidated balance sheet for the interim period.
	1,142,407	(549,156)	63,884	657,135
Less: accumulated depreciation	(219,920)	49,831	(9,759)	(179,848)		2 The Company currently invests in Funds I, II & III and Mervyns I & II which
Net real estate	922,487	(499,325)	54,125	477,287		are consolidated with the Company's financial statements. To provide
						investors with supplemental information, the Company's investments in these
Net real estate under development	243,892	(180,960)	-	62,932		joint ventures are reflected above on a pro-rata basis by calculating its
						ownership percentage for each of the above asset and liability line items.
Cash and cash equivalents	120,592	(25,573)	2,242	97,261		Similarly, the above presentation also includes the Company's share of
Cash in escrow	28,610	(18,725)	846	10,731		assets and liabilities for unconsolidated investments which are accounted
Investments in and advances to unconsolidated affiliates	31,036	(22,208)	(4,620)	4,209		for under the equity method of accounting pursuant to GAAP.
Rents receivable, net	3,937	(896)	(126)	2,915
Straight-line rents receivable, net	14,107	(6,320)	1,324	9,111		3 The components of Prepaid expenses and other assets are as follows:
Intercompany	-	-	-	-		Due from Fund Investors	$34,446
Notes Receivable	89,202	(8,412)	-	80,790		Accrued interest on Notes Receivable	7,487
Preferred equity investment	-	-	-	-		Prepaid expenses	3,168
Deferred charges, net	25,730	(19,088)	803	7,445		Income tax receivables	1,204
Prepaid expenses and other assets	22,463	28,773	210	51,446	3	Corporate assets	1,205
Acquired lease intangibles	18,622	(9,495)	3	9,130		Other	3,936
Assets of discontinued operations	4,128	(3,302)	-	826		Total	$51,446

Total Assets	$1,524,806	$(765,531)	$54,807	$814,083
						4 The components of Net real estate under development are as follows:
LIABILITIES AND SHAREHOLDERS' EQUITY						Fund II	$178,262
						Fund III	41,793
Mortgage notes payable	$806,144	$(480,670)	$73,689	$399,164		Total Opportunity Funds	220,055
Notes payable	48,712	-	-	48,712		Core Portfolio	23,837
Valuation of debt at acquisition, net of amortization	68	(27)	992	1,033		Total	$243,892
Acquired lease intangibles	5,737	(2,469)	-	3,268
Accounts payable and accrued expenses	27,691	(8,728)	428	19,391
Dividends and distributions payable	7,427	-	-	7,427
Due to related parties	-	-	-	-
Share of losses in excess of inv. in unconsolidated affiliates	20,884	-	(20,884)	-
Other liabilities	20,621	(7,616)	582	13,587
Liabilities of discontinued operations	-	-	-	-
Total liabilities	937,284	(499,510)	54,807	492,582

Shareholders' equity:
Common shares	40	-	-	40
Additional paid-in capital	303,823	-	-	303,823
Accumulated other comprehensive income	(2,857)	-	-	(2,857)
Retained earnings	17,206	-	-	17,206
Total controlling interest	318,212	-	-	318,212
Non-controlling interest in subsidiary	269,310	(266,021)	-	3,289
Total shareholders' equity	587,522	(266,021)	-	321,501

Total Liabilities and Shareholders' Equity	$1,524,806	$(765,531)	$54,807	$814,083

Reporting Supplement
December 31, 2010

Notes Receivable 1
(amounts in thousands)
	Balance at		Balance
	September 30,	Fourth	at December 31, 2010			Stated	Effective		Extension	Underlying third-party
	2010	Quarter		Accrued		Interest	Interest	Maturity	options	first mortgage
Investment	Principal	Activity	Principal	Interest	Total	rate	rate 2	date	(years)	Amount 3	Maturity dates

2008 Investments

Georgetown - 5 property portfolio	$8,000	$-	$8,000	$675	$8,675	9.75%	10.23%	11/2011	1 year	9,596	2012 and 2020

72nd Street	45,196	1,519	46,715	6,137	52,852	13.00%	20.85%	7/2011	1 year	170,727	2011 w/ 1 year extension
Total 2008 investments	53,196	1,519	54,715	6,812	61,527	12.52%	19.30%			180,323

Other Investments
First mortgage and other notes	8,854	-	8,854	241	9,095	14.37%	14.41%	2011	-	n/a	n/a
Mezzanine notes	15,059	73	15,132	330	15,462	14.55%	15.55%	2011	-	272,289	2011 thru 2019

Total other investments	23,913	73	23,986	571	24,557	14.48%	15.13%

Total notes receivable	$77,109	$1,592	$78,701	$7,383	$86,084	13.12%	18.03%			$452,612

1 The above activity does not include a $10,000 Fund III first mortgage investment and other non-real estate loans of $501.
2 Inclusive of upfront points and exit fees.
3 The first mortgage amount for 72nd street represents a construction loan.

Reporting Supplement
December 31, 2010

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt
(amounts in thousands)

	Acadia Pro-Rata Share of Debt 2							Reconciliation to Consolidated Debt as Reported
								Add:	Less:
								Noncontrolling	Pro-rata	Acadia
	Core Portfolio		Opportunity Funds		Total		Fixed	Interest Share of	Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	vs	Consolidated	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Debt 3	Debt 4	As Reported

Fixed-Rate Debt 1	$360,638	5.8%	$24,887	5.6%	$385,525	5.7%	86%	$96,496	$(67,001)	$415,020
Variable-Rate Debt 1	(34,168)	1.6%	96,518	2.4%	62,350	3.5%	14%	384,174	(6,688)	439,836

Total	$326,470	6.2%	$121,406	3.4%	$447,876	5.4%	100%	$480,670	$(73,689)	854,856

FAS 141 purchase price debt allocation										68
Total debt as reported										$854,924

Notes

1 Fixed-rate debt includes notional principal fixed through swap transactions.
2 Represents the Company's pro-rata share of debt based on its percent ownership.
3 Represents the noncontrolling Interest pro-rata share of consolidated partnership debt based on its percent ownership.
4 Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

Reporting Supplement
December 31, 2010

Debt Analysis
(amounts in thousands)
			Principal	Acadia's Pro-rata
			Balance at	share			Interest	Maturity	Extension
Property	Notes	Entity	December 31, 2010	Percent	Amount		Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Acadia Realty Trust	7	Acadia	$48,712	100.0%	$48,712		6.03%	12/20/2011	None
Chestnut Hill		Acadia	9,338	100.0%	9,338		5.45%	6/11/2013	None
Clark Diversey		Acadia	4,625	100.0%	4,625		6.35%	7/1/2014	None
New Loudon Center		Acadia	14,119	100.0%	14,119		5.64%	9/6/2014	None
Crossroads Shopping Center		Crossroads JV	61,365	49.0%	30,068		5.37%	12/1/2014	None
Crescent Plaza		Acadia	17,539	100.0%	17,539		4.98%	9/6/2015	None
Pacesetter Park Shopping Center		Acadia	12,132	100.0%	12,132		5.12%	11/6/2015	None
Elmwood Park Shopping Center		Acadia	34,197	100.0%	34,197		5.53%	1/1/2016	None
Gateway Shopping Center		Acadia	20,500	100.0%	20,500		5.44%	3/1/2016	None
Acadia Brandywine		Brandywine JV	166,200	22.2%	36,933		5.99%	7/1/2016	None
Walnut Hill Plaza		Acadia	23,500	100.0%	23,500		6.06%	10/1/2016	None
239 Greenwich Avenue		Acadia	26,000	75.0%	19,500		5.42%	2/11/2017	None
Merrillville Plaza		Acadia	26,250	100.0%	26,250		5.88%	8/1/2017	None
Boonton		Acadia	8,033	60.0%	4,820		6.40%	11/1/2032	None
Interest rate swaps	1	Acadia	58,405	100.0%	58,405		6.08%	Various

Sub-Total Fixed-Rate Debt			530,915		360,638		5.75%

Variable-Rate Debt

Various	2	Acadia	1,000	100.0%	1,000	Libor +	125	12/1/2011	1 x 12 mos.
Branch Plaza		Acadia	13,932	100.0%	13,932	Libor +	130	12/1/2011	1 x 12 mos.
Village Commons Shopping Center		Acadia	9,305	100.0%	9,305	Libor +	140	6/29/2012
Interest rate swaps	1	Acadia	(58,405)	100.0%	(58,405)

Sub-Total Variable-Rate Debt			(34,168)		(34,168)	Libor +	134

Total Core Portfolio Debt			$496,747		$326,470		6.19%

Reporting Supplement
December 31, 2010

Debt Analysis
(amounts in thousands)
			Principal	Acadia's Pro-rata
			Balance at	share			Interest	Maturity	Extension
Property	Notes	Entity	December 31, 2010	Percent	Amount		Rate	Date	Options

OPPORTUNITY FUNDS

Fixed-Rate Debt
Storage Post - Various	4	Fund III	$41,500	18.9%	$7,846		5.30%	3/16/2011	2 x 12 mos.
CityPoint		Fund II	20,000	18.8%	3,766		7.25%	11/1/2014	None
216th Street	3	Fund II	25,500	19.8%	5,054		5.80%	10/1/2017	None
Atlantic Avenue		Fund II	11,540	13.3%	1,539		7.34%	1/1/2020	None
Interest rate swaps	1	Fund I, II & III	33,130	20.2%	6,682		4.38%	Various

Sub-Total Fixed-Rate Debt			131,670		24,887		5.57%

Variable-Rate Debt

Liberty Avenue		Fund II	10,000	19.8%	1,982	Libor +	325	9/1/2011	1 x 12 mos.
Fordham Plaza	3	Fund II	85,910	19.8%	17,027	Libor +	350	10/4/2011	1 x 12 mos.
Acadia Strategic Opportunity Fund III, LLC	6	Fund III	171,450	19.9%	34,119	Libor +	60	10/9/2011	None
Tarrytown Shopping Center		Fund I	8,427	37.8%	3,184	Libor +	165	10/30/2011	1 x 12 mos.
Canarsie Plaza		Fund II	40,243	15.9%	6,381	Libor +	400	1/12/2012	1 x 36 mos.
161st Street	3	Fund II	28,900	19.8%	5,728	Libor +	400	4/1/2013	None
CityPoint		Fund II	20,650	18.8%	3,888	Libor +	250	8/12/2013	2 x 12 mos.
Pelham Manor	3	Fund II	31,554	19.8%	6,254	Libor +	275	12/1/2013	None
Acadia Strategic Opportunity Fund II, LLC	5	Fund II	40,000	20.0%	8,000	Libor +	290	12/22/2014	None
Cortlandt Towne Center		Fund III	50,000	19.9%	9,950	Libor +	190	10/26/2015	None
White City Shopping Center	8	Fund III	40,000	16.7%	6,688	Libor +	260	12/23/2017	None
Interest rate swaps	1	Fund I, II & III	(33,130)	20.2%	(6,682)

Sub-Total Variable-Rate Debt			494,004		96,518	Libor +	218

Total Opportunity Funds Portfolio Debt			$625,674		$121,405		3.37%

Reporting Supplement
December 31, 2010
Debt Analysis - Notes

1 The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:

		Average		Maturity
	Notional principal	Swap rate	All-in Rate	Date

Core Portfolio	$10,530	4.90%	7.09%	10/1/2011
	7,875	5.14%	7.34%	3/1/2012
	15,000	3.79%	5.99%	11/30/2012
	15,000	3.41%	5.61%	11/30/2012
	10,000	2.65%	4.85%	11/30/2012
	$58,405	3.88%	6.08%

Opportunity Funds	$4,130	0.42%	2.62%	10/28/2011
	9,000	0.50%	2.70%	9/1/2011
	20,000	5.50%	5.50%	12/26/2017
	$33,130	3.51%	4.38%

Total Core Portfolio and Opportunity Funds	$91,535	3.74%	5.46%

2 This is a revolving facility for up to $64,498 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon, Abington Towne Center, Methuen Shopping Center and Town Line Plaza.

3 Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20%, or 19.8%.
4 The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road and Lawrence.
5 This is a line of credit for up to $40,000.
6 This is a line of credit with a capacity of $221,000.
7 Convertible note balance pursuant to ASC Topic 470-20. The actual face amount of the convertible notes at December 31, 2010 is $49,775. While the interest rate on the convertible notes is 3.75%, the effective fair value interest rate is 6.03%.

8 Fund III is a 84.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 84.0% x 19.9%, or 16.7%.

Reporting Supplement
December 31, 2010

Future Debt Maturities - Not Including Extension Options
(in thousands)

Core Portfolio				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2011	$2,364	$64,480	$66,844	$2,178	$64,480	$66,658	3.25%	3.75%	1.56%
2012	3,164	9,052	12,216	2,597	9,052	11,649	1.66%	n/a	1.66%
2013	3,323	8,777	12,100	2,727	8,777	11,504	5.45%	5.45%	n/a
2014	3,249	17,297	20,546	2,614	17,297	19,911	5.81%	5.81%	n/a
2015	2,772	84,472	87,244	2,223	55,345	57,568	5.26%	5.26%	n/a
Thereafter	7,325	291,535	298,860	4,738	155,505	160,243	5.85%	5.85%	n/a
	$22,197	$475,613	$497,810	$17,077	$310,456	$327,533

Less: additional convertible notes balance			(1,063)			(1,063)
Balance per Portfolio Debt Detail			$496,747			$326,470

							Weighted Average Interest Rate of Pro-rata Share of Maturing Debt
Opportunity Funds
							Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2011	$2,666	$316,461	$319,127	$529	$63,994	$64,523	2.67%	5.30%	2.27%
2012	1,895	40,243	42,138	376	6,381	6,757	6.50%	n/a	6.50%
2013	1,956	90,413	92,369	387	17,742	18,129	3.38%	n/a	3.38%
2014	-	45,000	45,000	-	8,766	8,766	4.98%	7.25%	3.16%
2015	49	50,000	50,049	7	9,950	9,957	2.16%	n/a	2.16%
Thereafter	248	76,743	76,991	34	13,239	13,273	4.49%	6.27%	2.86%
	$6,814	$618,860	$625,674	$1,333	$120,072	$121,405

1 Includes additional convertible notes balance of $1,063 maturing in 2011.

Reporting Supplement
December 31, 2010

Future Debt Maturities - Including Extension Options
(in thousands)

Core Portfolio				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2011	$2,384	$49,775	$52,159	$2,198	$49,775	$51,973	3.75%	3.75%	n/a
2012	3,391	23,510	26,901	2,824	23,510	26,334	1.60%	n/a	1.60%
2013	3,323	8,777	12,100	2,727	8,777	11,504	5.45%	5.45%	n/a
2014	3,249	17,297	20,546	2,614	17,297	19,911	5.81%	5.81%	n/a
2015	2,772	84,472	87,244	2,222	55,346	57,568	5.26%	5.26%	n/a
Thereafter	7,325	291,535	298,860	4,738	155,505	160,243	5.85%	5.85%	n/a
	$22,444	$475,366	$497,810	$17,323	$310,210	$327,533

Less: additional convertible notes balance			(1,063)			(1,063)
Balance per Portfolio Debt Detail			$496,747			$326,470

							Weighted Average Interest Rate of Pro-rata Share of Maturing Debt
Opportunity Funds
							Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2011	$2,948	$171,450	$174,398	$585	$34,119	$34,704	.86%	n/a	.86%
2012	2,763	102,361	105,124	548	21,801	22,349	4.60%	n/a	4.60%
2013	1,956	111,263	113,219	387	21,700	22,087	4.21%	5.30%	3.56%
2014	-	45,000	45,000	-	8,766	8,766	4.98%	7.25%	3.16%
2015	49	110,893	110,942	7	20,219	20,226	3.85%	n/a	3.85%
Thereafter	248	76,743	76,991	34	13,239	13,273	4.49%	6.27%	2.86%
	$7,964	$617,710	$625,674	$1,561	$119,844	$121,405

1 Includes additional convertible notes balance of $1,063 maturing in 2011.

Reporting Supplement
December 31, 2010
Selected Operating Ratios

		Three months ended December 31,				Year ended December 31,
		2010		2009		2010		2009
Coverage Ratios	1
Interest Coverage Ratio
EBIDTA	2	$19,920		$16,749		$73,136		$71,601
Divided by Interest expense		5,721		5,995		23,688		24,757
		3.48	x	2.79	x	3.09	x	2.89	x
Fixed Charge Coverage Ratio
EBIDTA		$19,920		$16,749		$73,136		$71,601
Divided by ( Interest expense		5,721		5,995		23,688		24,757
+ Preferred Dividends)	3	5		5		18		19
		3.48	x	2.79	x	3.09	x	2.89	x
Debt Service Coverage Ratio
EBIDTA		$19,920		$16,749		$73,136		$71,601
Divided by ( Interest expense		5,721		5,995		23,688		24,757
+ Principal Amortization)		586		439		2,141		1,605
		3.16	x	2.60	x	2.83	x	2.72	x
Payout Ratios
FFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid		$7,427		$7,377		$29,703		$29,476
FFO		12,147		9,991		50,458		49,631
		61%		74%		59%		59%
AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid		$7,427		$7,377		$29,703		$29,476
AFFO		11,454		8,490		40,960		40,076
		65%		87%		73%		74%
FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid		$7,427		$7,377		$29,703		$29,476
FAD		10,868		8,051		38,819		38,471
		68%		92%		77%		77%
Leverage Ratios
Debt/Total Market Capitalization
Debt	4	$447,876
Total Market Capitalization		1,189,151
		38%

Debt + Preferred Equity (Preferred O.P. Units)		$448,333
Total Market Capitalization		1,189,151
		38%
Debt/EBIDTA - Core Portfolio
Debt		$326,470
EBIDTA (Annualized)		62,423
		5.23	x
Net Debt/EBIDTA - Core Portfolio	5
Debt		$240,767
EBIDTA (Annualized)		62,423
		3.86	x
Debt/EBIDTA - Core Portfolio and Opportunity Funds
Debt		$447,876
EBIDTA (Annualized)		79,680
		5.62	x
Net Debt/EBIDTA - Core Portfolio and Opportunity Funds	6
Debt		$350,615
EBIDTA (Annualized)		79,680
		4.40	x
Debt Yield - Core Portfolio
NOI (Annualized)		$45,928
Debt		326,470
		14.1%
Net Debt Yield - Core Portfolio	4
NOI (Annualized)		$45,928
Debt		240,767
		19.1%
Debt Yield - Core Portfolio and Opportunity Funds
NOI (Annualized)		$55,104
Debt		447,876
		12.3%
Net Debt Yield - Core Portfolio and Opportunity Funds	5
NOI (Annualized)		$55,104
Debt		350,615
		15.7%

Notes:
1   Quarterly results for 2010 and 2009 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2 2010 EBITDA excludes the gain from bargain purchase and 2009 EBITDA excludes gains from the extinguishment of debt.
3 Represents preferred distributions on Preferred Operating partnership Units.
4 Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.
5 Reflects debt net of the current Core Portfolio cash balance as of December 31, 2010.
6 Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds cash balance as of December 31, 2010.

Reporting Supplement
December 31, 2010

Overview of Acadia Strategic Opportunity Funds

	FUND I	FUND II	FUND III

Item	Description	Description	Description

Date formed	September 2001	June 2004	May 2007

Capital commitment	$90 million	$300 million	$503 million

Funding	Fully funded	$265.2 million funded through December 31, 2010	$96.5 million funded through December 31, 2010

Partnership structure

Equity Contribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Cash flow distribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Promote:	20% to Acadia once all partners (including	20% to Acadia once all partners (including	20% to Acadia once all partners (including
	Acadia) have received 9% preferred return and	Acadia) have received 8% preferred return and	Acadia) have received 6% preferred return and
	return of equity	return of equity	return of equity

	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners
	(including Acadia).	(including Acadia).	(including Acadia).

	All original capital and accumulated preference	All unfunded capital is anticipated to be used to	The Fund is currently in acquisition phase through
	has been paid. Acadia is entitled to a Promote	complete existing projects	June 2012.
on all future distributions.

Fees to Acadia	Priority distribution fee equal to 1.5% of implied	Asset management fee equal to 1.5% of total	Asset management fee equal to 1.5% of total
	capital	committed capital	committed capital

	Priority distribution fee equal to 4% of gross	Property management fee equal to 4% of gross	Property management fee equal to 4% of gross
	property revenues	property revenues	property revenues

	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees

	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees

Development fee equal to 3% of total project cost

Reporting Supplement
December 31, 2010

New York Urban/Infill: Development costs - Construction Complete
			Estimated	Total cost
		Estimated	square	to date	Estimated	Total	Debt as of
		completion	footage upon	(including	future	project	December 31,
Property	Anchors/Tenants	of Construction	completion	acquisition cost)	cost	cost	2010	% Leased 2

Fund II					($ in millions)
Construction complete
								Retail - 100%
Fordham Place	Sears, Walgreens, Best Buy, 24 Hour Fitness	Completed	276,000	$124.5	$9.8	$134.3	$85.9	Office - 29%
Pelham Manor Shopping Plaza 1	BJ's Wholesale Club, Petsmart, Storage Post	Completed	320,000	61.4	2.6	64.0	31.6	91%
216th Street	City of New York Dept of General Services	Completed	60,000	27.7	-	27.7	25.5	100%
Liberty Avenue 1	CVS, Storage Post	Completed	125,000	15.5	-	15.5	10.0	100%
161st Street 3	Various New York City and State Agencies	To be determined	230,000	61.6	5.1	66.7	28.9	93%
Atlantic Avenue	Storage Post	Completed	110,000	22.0	0.1	22.1	11.5	n/a
Canarsie Plaza 4	BJ's Wholesale Club, Planet Fitness, NYPD	Completed	275,000	80.3	9.8	90.1	40.2	85%
								Retail - 90%
Total			1,396,000	$393.0	$27.4	$420.4	$233.6	Office - 72%

1 Fund II acquired a ground lease interest at this property.
2 Percentage leased excludes self storage at Pelham Manor, Liberty Avenue and Atlantic Avenue.
3    161st Street is currently cash flowing at 83% occupancy. The redevelopment plan includes the recapture and conversion of street level office space to retail. The tenant consolidations necessary to accomplish this plan have already begun, which will cause a temporary decline in physical occupancy until completed.

4 Cost to date is net of lease termination income from Home Depot.
5 Reconciliation of development costs to the Balance Sheet:

Operating real estate	$387.3
Net real estate under development	220.1
Gain from bargain purchase	(33.8)
Canarsie lease termination income	(23.9)
Total costs to date	$549.7

Construction completed	$393.0
Under development	100.5
In design	56.2
Total	$549.7

Reporting Supplement
December 31, 2010

New York Urban/Infill: Development costs - Construction/Design
			Estimated	Total cost
		Estimated	square	to date	Estimated	Total	Debt as of
		completion	footage upon	(including	future	project	December 31,
Property	Anchors/Tenants	of Construction	completion	acquisition cost)	cost	cost	2010	% Leased

Fund II					($ in millions)

Under Construction
CityPoint 1	TBD	TBD	550,000	$81.8	$118.2	$200.0	$40.6

In Design
Sherman Plaza	TBD	TBD	TBD	$33.4	TBD	TBD	$-

1 Fund II acquired a ground lease interest at this property. Construction on the first 50,000 square feet of the project (Phase 1) has commenced.

Fund III

Under Construction
125 Main Street (Westport, CT)	GAP, Brooks Brothers Women	2nd half 2011	26,000	$18.7	$6.7	$25.4	$-	77%

In Design
Sheepshead Bay	TBD	TBD	TBD	$22.8	TBD	TBD	$-

Reporting Supplement
December 31, 2010

Retailer Controlled Property ("RCP") Venture - Overview

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $62 million in equity. ***

Item	Description
Date formed	January 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

	Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

	80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
	80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

	Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through December 31, 2010

		Years	Invested		Equity
Investor	Investment	acquired	capital	Distributions	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through 2007	$ 32,575	$ 47,669	1.5	X

Mervyns II	Albertson’s	2006 through 2007	23,129	78,268	3.4	X

Fund II and Mervyns II	Other investments 1	2006 through 2008	6,476	5,134	0.8	X

Total			$ 62,180	$ 131,071	2.1	X

1 Represents investments in Shopko, Marsh and Rex.

QUARTERLY SUPPLEMENTAL DISCLOSURE
December 31, 2010

Core Portfolio Retail Properties - Detail

		Acadia's	Gross Leaseable Area			Occupancy			Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Per Sq. Ft.

New York
Connecticut
239 Greenwich Avenue 1	Restoration Hardware, Coach	75.0%	16,834	-	16,834	100.00%	-	100.00%	$1,554,663	$-	$1,554,663	$92.35

New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	100.0%	62,610	86,881	149,491	100.00%	85.94%	91.83%	1,486,006	1,911,949	3,397,955	24.75
A & P Shopping Plaza	A&P	60.0%	49,463	13,445	62,908	100.00%	53.55%	90.07%	950,000	216,305	1,166,305	20.58
Total - New Jersey			112,073	100,326	212,399	100.00%	81.59%	91.31%	2,436,006	2,128,254	4,564,260	23.54

New York
Village Commons Shopping Center	-	100.0%	14,121	73,209	87,330	0.00%	89.26%	74.83%	-	2,065,110	2,065,110	31.60
Branch Plaza	A&P, CVS	100.0%	74,050	51,662	125,712	100.00%	98.50%	99.38%	1,264,448	1,416,696	2,681,144	21.46
Amboy Center	King Kullen, Duane Reade	100.0%	46,964	13,126	60,090	100.00%	100.00%	100.00%	1,052,068	553,723	1,605,791	26.72
Bartow Avenue	-	100.0%	-	14,676	14,676	0.00%	89.49%	89.49%	-	439,249	439,249	33.43
Pacesetter Park Shopping Center	Stop & Shop	100.0%	52,052	44,328	96,380	100.00%	79.92%	90.76%	405,346	703,275	1,108,621	12.67
LA Fitness	LA Fitness	100.0%	55,000	-	55,000	100.00%	-	100.00%	1,265,000	-	1,265,000	23.00
West 54th Street	Stage Deli	100.0%	4,211	5,482	9,693	100.00%	100.00%	100.00%	999,996	1,564,848	2,564,844	264.61
East 17th Street	Barnes & Noble	100.0%	19,622	-	19,622	100.00%	0.00%	100.00%	625,000	-	625,000	31.85
Crossroads Shopping Center	Kmart, A&P	49.0%	210,114	99,373	309,487	100.00%	80.54%	93.75%	2,546,429	3,546,576	6,093,005	21.00
Total - New York			476,134	301,856	777,990	97.03%	87.27%	93.25%	8,158,287	10,289,477	18,447,764	25.43

Total New York			605,041	402,182	1,007,223	97.67%	85.86%	92.95%	12,148,956	12,417,731	24,566,687	26.24

New England

Connecticut
Town Line Plaza 2	Wal-Mart, Stop & Shop	100.0%	163,159	43,187	206,346	100.00%	90.60%	98.03%	969,144	663,687	1,632,831	15.55

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	100.0%	120,004	10,017	130,021	100.00%	100.00%	100.00%	736,464	222,225	958,689	7.37
Crescent Plaza	Home Depot, Shaw's (Supervalu)	100.0%	156,985	61,156	218,141	100.00%	66.69%	90.66%	1,178,872	406,747	1,585,619	8.02
Total - Massachusetts			276,989	71,173	348,162	100.00%	71.37%	94.15%	1,915,336	628,972	2,544,308	7.76

New York
	Marshalls, Price Chopper,
New Loudon Center 3	Raymour & Flanigan	100.0%	251,058	4,615	255,673	74.03%	100.00%	74.49%	1,404,928	130,418	1,535,346	8.06

Rhode Island
Walnut Hill Plaza	Sears, Shaw's (Supervalu), CVS	100.0%	121,892	162,825	284,717	100.00%	88.72%	93.55%	1,005,500	1,349,428	2,354,928	8.84

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	100.0%	73,184	28,600	101,784	100.00%	72.19%	92.19%	1,353,904	444,138	1,798,042	19.16

Total New England			886,282	310,400	1,196,682	92.64%	83.65%	90.31%	6,648,812	3,216,643	9,865,455	10.03

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

1 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
2 Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
3 Leased occupancy is 100% with a signed expansion lease with Price Chopper Supermarket and a new Hobby Lobby to be replacing the 65,000 square foot Bonton.

QUARTERLY SUPPLEMENTAL DISCLOSURE
December 31, 2010

Core Portfolio (continued):

Midwest
Illinois
Hobson West Plaza	Garden Fresh Markets	100.0%	51,692	47,434	99,126	100.00%	83.36%	92.04%	$225,436	$861,743	1,087,179	11.92
Clark Diversey	-	100.0%	-	19,265	19,265	-	91.57%	91.57%	-	799,766	799,766	45.34
Total - Illinois			51,692	66,699	118,391	100.00%	85.73%	91.96%	225,436	1,661,509	1,886,945	17.33

Indiana
	JC Penney, Office Max, TJ Maxx,
Merrillville Plaza	K&G Superstore, Pier I	100.0%	145,778	90,126	235,904	100.00%	80.77%	92.65%	1,633,928	1,225,102	2,859,030	13.08

Michigan
	Best Buy, Home Goods, TJ Maxx,
Bloomfield Towne Square	Marshalls, Officemax	100.0%	154,858	79,237	234,095	100.00%	94.49%	98.13%	1,368,005	1,473,016	2,841,021	12.37

Ohio
Mad River Station 1	Babies 'R' Us, Office Depot, Pier I	100.0%	68,297	57,687	125,984	100.00%	72.99%	87.63%	779,210	618,698	1,397,908	12.66

Total Midwest			420,625	293,749	714,374	100.00%	84.07%	93.45%	4,006,579	4,978,325	8,984,904	13.46

Mid-Atlantic
New Jersey
Marketplace of Absecon	Rite Aid, Dollar Tree	100.0%	44,049	60,669	104,718	52.95%	85.18%	71.62%	443,115	685,789	1,128,904	15.05
Total - New Jersey			44,049	60,669	104,718	52.95%	85.18%	71.62%	443,115	685,789	1,128,904	15.05

Delaware
	Lowes, Target, Bed, Bath & Beyond,
Brandywine Town Center	Dicks Sporting Goods	22.2%	840,172	34,817	874,989	94.23%	89.09%	94.02%	12,301,568	599,868	12,901,436	15.68
Market Square Shopping Center	TJ Maxx, Trader Joe's	22.2%	42,850	59,197	102,047	100.00%	100.00%	100.00%	671,888	1,778,958	2,450,846	24.02
Naamans Road	-	22.2%	-	19,970	19,970	0.00%	54.94%	54.94%	-	558,340	558,340	50.89
Total - Delaware			883,022	113,984	997,006	94.51%	88.77%	93.85%	12,973,456	2,937,166	15,910,622	17.00

Pennsylvania
Mark Plaza	Kmart, Redner's Market	100.0%	157,595	58,806	216,401	100.00%	48.60%	86.03%	652,095	177,827	829,922	4.46
Plaza 422	Home Depot, Dunham's	100.0%	139,968	16,311	156,279	100.00%	100.00%	100.00%	643,503	152,349	795,852	5.09
Route 6 Plaza	Kmart, Rite Aid	100.0%	146,498	29,021	175,519	100.00%	100.00%	100.00%	806,351	365,339	1,171,690	6.68
Chestnut Hill 2		100.0%	31,420	9,150	40,570	0.00%	100.00%	22.55%	-	325,483	325,483	35.57
Abington Towne Center 3	Target, TJ Maxx	100.0%	184,616	31,753	216,369	100.00%	94.75%	99.23%	270,000	823,775	1,093,775	19.16
Total - Pennsylvania			660,097	145,041	805,138	95.24%	78.01%	92.14%	2,371,949	1,844,773	4,216,722	7.22

Total Mid-Atlantic			1,587,168	319,694	1,906,862	93.66%	83.21%	91.91%	15,788,520	5,467,728	21,256,248	13.33

Total Core Properties			3,499,116	1,326,025	4,825,141	94.86%	84.31%	91.96%	38,592,867	26,080,427	64,673,294	15.46

Total Core Properties - weighted based on ownership interest 4			2,681,150	1,181,310	3,862,460	94.69%	84.27%	91.51%	26,434,768	21,900,624	48,335,392	$13.68

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1 The GLA for this property excludes 29,857 square feet of office space.
2 This consists of two separate buildings.
3 Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
4 Weighted based on Acadia's ownership interest in the properties.

Reporting Supplement
December 31, 2010

Core Portfolio Retail Properties by State - Summary

				Gross Leasable Area			Occupancy			Annualized Base Rent
	Ownership	Percent of	Number of
	%	base rent 1	properties	Anchors 2	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

Connecticut	75.0%	5.8%	2	179,993	43,187	223,180	100.00%	90.60%	98.18%	$2,523,807	$663,687	$3,187,494

Delaware	22.2%	7.1%	3	883,022	113,984	997,006	94.51%	88.77%	93.85%	12,973,456	2,937,166	15,910,622

Illinois	100.0%	3.9%	2	51,692	66,699	118,391	100.00%	85.73%	91.96%	225,436	1,661,509	1,886,945

Indiana	100.0%	5.9%	1	145,778	90,126	235,904	100.00%	80.77%	92.65%	1,633,928	1,225,102	2,859,030

Massachusetts	100.0%	5.3%	2	276,989	71,173	348,162	100.00%	71.37%	94.15%	1,915,336	628,972	2,544,308

Michigan	100.0%	5.9%	1	154,858	79,237	234,095	100.00%	94.49%	98.13%	1,368,005	1,473,016	2,841,021

New Jersey	89.8%	10.8%	3	156,122	160,995	317,117	86.73%	82.95%	84.81%	2,879,121	2,814,043	5,693,164

New York	83.2%	35.1%	10	727,192	306,471	1,033,663	89.09%	87.46%	88.61%	9,563,215	10,419,895	19,983,110

Ohio	100.0%	2.9%	1	68,297	57,687	125,984	100.00%	72.99%	87.63%	779,210	618,698	1,397,908

Pennsylvania	100.0%	8.8%	5	660,097	145,041	805,138	95.24%	78.01%	92.14%	2,371,949	1,844,773	4,216,722

Rhode Island	100.0%	4.9%	1	121,892	162,825	284,717	100.00%	88.72%	93.55%	1,005,500	1,349,428	2,354,928

Vermont	100.0%	3.7%	1	73,184	28,600	101,784	100.00%	72.19%	92.19%	1,353,904	444,138	1,798,042

Total - Core Portfolio		100.0%	32	3,499,116	1,326,025	4,825,141	94.86%	84.31%	91.96%	$38,592,867	$26,080,427	$64,673,294

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

1 The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Reporting Supplement
December 31, 2010

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR)

		Gross						ProRata
	Number of	Wholly Owned		Joint Ventures 1		Combined		Combined		Percentage of Total
	stores in
	combined									Percentage of
Tenant	portfolio	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	Portfolio GLA	Base Rent

A&P	4	160,236	$3,014,066	38,208	$504,000	198,444	$3,518,066	159,173	$2,881,026	3.6%	5.6%
-- A&P	3	112,463	1,963,060	38,208	504,000	150,671	2,467,060	111,400	1,830,020	2.5%	3.5%
-- Pathmark	1	47,773	1,051,006	-	-	47,773	1,051,006	47,773	1,051,006	1.1%	2.0%

TJX Companies	9	230,627	1,816,973	56,108	920,481	286,735	2,737,454	249,771	2,161,723	5.7%	4.2%
-- T.J. Maxx	4	88,200	759,600	31,175	396,888	119,375	1,156,488	95,127	847,789	2.2%	1.6%
-- Marshalls	3	102,781	750,116	-	-	102,781	750,116	102,781	750,116	2.3%	1.4%
-- Homegoods	2	39,646	307,257	24,933	523,593	64,579	830,850	51,863	563,818	1.2%	1.1%

Supervalu (Shaws)	3	175,801	2,420,980	-	-	175,801	2,420,980	175,801	2,420,980	4.0%	4.7%

Sears	4	285,314	1,150,615	100,725	566,250	386,039	1,716,865	334,669	1,428,078	7.6%	2.8%
-- Kmart	3	224,614	892,615	100,725	566,250	325,339	1,458,865	273,969	1,170,078	6.3%	2.3%
-- Sears	1	60,700	258,000	-	-	60,700	258,000	60,700	258,000	1.4%	0.5%

Wal-Mart	2	210,114	1,515,409	-	-	210,114	1,515,409	210,114	1,515,409	4.8%	2.9%

Ahold (Stop and Shop)	2	117,911	1,363,237	-	-	117,911	1,363,237	117,911	1,363,237	2.7%	2.6%

Home Depot	2	211,003	1,099,996	-	-	211,003	1,099,996	211,003	1,099,996	4.8%	2.1%

Barnes & Noble	3	32,122	849,000	6,091	194,902	38,213	1,043,902	38,213	1,043,902	0.9%	2.0%

Sleepy's	4	32,619	789,858	-	-	32,619	789,858	32,619	789,858	0.7%	1.5%

Pier 1 Imports	3	19,255	419,017	8,818	348,576	28,073	767,593	23,576	589,819	0.5%	1.1%

Drexel Heritage	2	13,315	332,875	21,827	471,245	35,142	804,120	18,165	437,586	0.4%	0.8%
Citibank	3	5,486	263,328	8,470	438,539	13,956	701,867	8,283	417,306	0.2%	0.8%
The Avenue	4	17,236	342,869	8,250	327,360	25,486	670,229	21,279	503,275	0.5%	1.0%
Payless Shoesource	8	26,236	485,871	3,090	114,330	29,326	600,201	27,750	541,893	0.6%	1.0%
CVS	3	34,300	540,819	-	-	34,300	540,819	34,300	540,818	0.8%	1.0%
JP Morgan Chase Bank	3	5,922	155,464	3,745	325,000	9,667	480,464	14,435	398,895	0.3%	0.8%
Rite Aid	2	25,047	447,710	-	-	25,047	447,710	25,047	447,710	0.6%	0.9%
OfficeMax	2	47,657	428,913	-	-	47,657	428,913	47,657	428,913	1.1%	0.8%
Dollar Tree	5	45,387	428,872	-	-	45,387	428,872	45,387	428,872	1.0%	0.8%
Hallmark Cards	4	22,022	372,898	-	-	22,022	372,898	22,022	372,898	0.5%	0.7%
Coldwell Banker	2	14,012	326,958	-	-	14,012	326,958	14,012	326,958	0.3%	0.6%
Dots	4	17,698	297,358	-	-	17,698	297,358	17,698	297,358	0.4%	0.6%

Total	78	1,749,320	$18,863,086	255,332	$4,210,683	2,004,652	$23,073,769	1,848,885	$20,436,510	42.2%	39.5%

1 Represents Brandywine and Crossroads joint ventures.

Reporting Supplement
December 31, 2010

Core Portfolio Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Anchor Tenants
2011	11	250,667	8.17%	3,639,622	9.43%	14.52
2012	7	351,642	11.47%	3,185,790	8.25%	9.06
2013	10	379,087	12.36%	6,289,390	16.30%	16.59
2014	8	261,101	8.51%	3,126,044	8.10%	11.97
2015	8	284,608	9.28%	3,990,010	10.34%	14.02
2016	4	82,266	2.68%	863,992	2.24%	10.50
2017	4	159,389	5.20%	2,661,119	6.90%	16.70
2018	5	358,016	11.67%	3,888,525	10.08%	10.86
2019	5	122,539	4.00%	927,850	2.40%	7.57
2020	5	233,350	7.61%	2,309,505	5.98%	9.90
2021	2	136,148	4.44%	1,014,568	2.63%	7.45
2022	2	69,837	2.28%	1,700,000	4.40%	24.34
2024	3	188,506	6.15%	3,273,048	8.48%	17.36
2028	4	189,509	6.18%	1,723,404	4.47%	9.09
Total	78	3,066,665	100.00%	$38,592,867	100.00%	$12.58

Anchor GLA Owned by Tenants		254,916
Total Vacant		177,535

Total Square Feet		3,499,116

Shop Tenants
M to M	2	2,501	0.22%	58,493	0.22%	23.39
2011	48	187,219	16.75%	4,027,383	15.44%	21.51
2012	46	151,140	13.52%	3,224,573	12.36%	21.34
2013	52	170,801	15.28%	3,751,292	14.38%	21.96
2014	50	181,391	16.23%	4,580,722	17.56%	25.25
2015	32	159,382	14.26%	2,645,903	10.15%	16.60
2016	7	43,586	3.90%	847,710	3.25%	19.45
2017	14	42,683	3.82%	1,972,086	7.56%	46.20
2018	19	43,051	3.85%	1,750,665	6.71%	40.66
2019	14	42,049	3.76%	929,292	3.56%	22.10
2020	11	23,587	2.11%	659,915	2.53%	27.98
2021	2	30,270	2.71%	264,013	1.01%	8.72
2022	4	20,055	1.79%	526,533	2.02%	26.25
2023	2	7,362	0.66%	129,298	0.50%	17.56
2027	2	9,095	0.81%	387,549	1.49%	42.61
2030	1	3,745	0.33%	325,000	1.25%	86.78
Total	306	1,117,917	100.00%	$26,080,427	100.00%	$23.33

Total Vacant		208,108

Total Square Feet		1,326,025

Reporting Supplement
December 31, 2010

Core Portfolio Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Total Anchor and Shop Tenants
M to M	2	2,501	0.06%	58,493	0.09%	23.39
2011	59	437,886	10.46%	7,667,005	11.85%	17.51
2012	53	502,782	12.02%	6,410,363	9.91%	12.75
2013	62	549,888	13.14%	10,040,682	15.53%	18.26
2014	58	442,492	10.57%	7,706,766	11.92%	17.42
2015	40	443,990	10.61%	6,635,913	10.26%	14.95
2016	11	125,852	3.01%	1,711,702	2.65%	13.60
2017	18	202,072	4.83%	4,633,205	7.16%	22.93
2018	24	401,067	9.58%	5,639,190	8.72%	14.06
2019	19	164,588	3.93%	1,857,142	2.87%	11.28
2020	16	256,937	6.14%	2,969,420	4.59%	11.56
2021	4	166,418	3.98%	1,278,581	1.98%	7.68
2022	6	89,892	2.15%	2,226,533	3.44%	24.77
2023	2	7,362	0.18%	129,298	0.20%	17.56
2024	3	188,506	4.50%	3,273,048	5.06%	17.36
2027	2	9,095	0.22%	387,549	0.60%	42.61
2028	4	189,509	4.53%	1,723,404	2.66%	9.09
2030	1	3,745	0.09%	325,000	0.50%	86.78
Total	384	4,184,582	100.00%	64,673,294	100.00%	15.46

Anchor GLA Owned by Tenants		254,916
Total Vacant		385,643

Total Square Feet		4,825,141

Reporting Supplement
December 31, 2010

	Based on Lease Execution Dates

Core Portfolio	Year-to-Date		3 months ended		3 months ended		3 months ended		3 months ended
New and Renewal Rent Spreads 1	December 31, 2010		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010
	Cash 2	GAAP 3	Cash 2	GAAP 3	Cash 2	GAAP 3	Cash 2	GAAP 3	Cash 2	GAAP 3
New leases
Number of new leases commencing	24	24	6	6	5	5	8	8	5	5
GLA	135,348	135,348	19,518	19,518	15,738	15,738	76,535	76,535	23,557	23,557
New base rent	$11.78	$12.31	$16.98	$17.87	$22.50	$24.32	$8.09	$8.25	$12.32	$12.83
Previous base rent (and percentage rent)	$12.01	$11.43	$18.00	$17.71	$25.54	$23.49	$6.67	$6.35	$15.34	$14.65
Percentage growth in base rent	-1.9%	7.7%	-5.7%	0.9%	-11.9%	3.5%	21.3%	30.0%	-19.7%	-12.4%
Average cost per square foot	$19.57	$19.57	$31.85	$31.85	$69.38	$69.38	$8.38	$8.38	$12.49	$12.49

Renewal leases
Number of renewal leases commencing	34	34	10	10	4	4	11	11	9	9
GLA expiring	221,564	221,564	59,744	59,744	26,740	26,740	66,579	66,579	68,501	68,501
Renewal percentage	78%	78%	80%	80%	76%	76%	84%	84%	71%	71%
New base rent	$15.20	$15.57	$16.38	$16.60	$16.13	$17.10	$15.91	$16.38	$12.82	$12.97
Expiring base rent (and percentage rent)	$15.50	$15.03	$16.95	$16.55	$16.01	$15.84	$16.10	$15.52	$13.18	$12.63
Percentage growth in base rent	-2.0%	3.6%	-3.4%	0.3%	0.8%	8.0%	-1.2%	5.5%	-2.7%	2.7%
Average cost per square foot	$1.13	$1.13	$0.00	$0.00	$8.63	$8.63	$0.37	$0.37	$0.00	$0.00

Total new and renewal Leases
Number of new and renewal leases commencing	58	58	16	16	9	9	19	19	14	14
GLA commencing	307,802	307,802	67,259	67,259	35,927	35,927	132,595	132,595	72,021	72,021
New base rent	$13.70	$14.13	$16.55	$16.97	$18.92	$20.26	$11.40	$11.69	$12.66	$12.92
Expiring base rent (and percentage rent)	$13.97	$13.45	$17.25	$16.89	$20.19	$19.19	$10.66	$10.23	$13.89	$13.29
Percentage growth in base rent	-1.9%	5.1%	-4.1%	0.5%	-6.3%	5.6%	6.9%	14.3%	-8.9%	-2.8%
Average cost per square foot	$9.24	$9.24	$9.24	$9.24	$36.82	$36.82	$4.99	$4.99	$4.09	$4.09

1 Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

2 Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

3 Rents are calculated on a straight-line basis.

Reporting Supplement
December 31, 2010

Core Portfolio Capital Expenditures
Current Quarter and Year-to-Date

	Year-to-Date	Current	Prior	Prior	Prior
		Quarter	Quarter	Quarter	Quarter
	Period	3 months	3 months	3 months	3 months	Year
	ended	ended	ended	ended	ended	Ended
	December 31, 2010	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Leasing Commissions:	$671	$150	$126	$294	$101	$600

Tenant Improvements:	3,855	1,093	1,054	478	1,230	4,392

Capital Expenditures:	146	146	-	-	-	446

Redevelopments	-	-	-	-	-	-

Total	$4,672	$1,389	$1,180	$772	$1,331	$5,438

QUARTERLY SUPPLEMENTAL DISCLOSURE
December 31, 2010
Property Demographics

							3-Mile Radius2				5-Mile Radius2
				Trade				#
				Area	Base	Total	Total	Households	Median HH	Avg. HH	Total	#	Median HH	Avg. HH
Classification	Property / JV Ownership %	City	State	(Miles)	Rent	GLA	Pop.	("HH")	Income	Income	Pop.	HH	Income	Income
Core	Brandywine Town Center & Mkt Sq./22.22%	Wilmington	DE	3	15,910,622	997,006	110,839	45,584	$63,729	$68,575	188,535	76,355	$72,069	$74,895
Core	Elmwood Park Shopping Ctr.	Elmwood Park	NJ	3	3,397,955	149,491	248,932	81,257	60,826	69,326	586,661	200,354	67,746	78,008
Core	Chestnut Hill	Philadelphia	PA	3	325,483	40,570	147,322	60,592	63,508	79,148	396,137	159,190	61,052	77,569
Core	Abington Towne Center	Abington	PA	3	1,093,775	216,369	88,887	35,153	78,175	97,812	296,425	117,842	69,750	84,152
Core	Clark & Diversey	Chicago	IL	1	799,766	19,265	80,058	47,674	74,864	107,610	133,868	78,221	80,762	114,242
Core	Hobson West Plaza	Naperville	IL	3	1,087,179	99,126	95,896	34,156	109,898	113,927	236,016	84,332	108,127	112,720
Core	Methuen Shopping Ctr.	Methuen	MA	5	958,689	130,021	91,440	33,166	48,242	56,292	194,882	72,424	55,911	64,367
Core	Crossroads Shopping Ctr. / 49%	White Plains	NY	3	6,093,005	309,487	107,610	40,014	99,898	116,168	213,143	77,239	117,243	135,295
Core	The Branch Plaza	Smithtown	NY	3	2,681,144	125,712	64,812	21,738	103,946	126,961	191,293	61,590	94,383	113,936
Core	Amboy Road	Staten Island	NY	3	1,605,791	60,090	97,141	33,846	82,727	86,666	162,143	57,055	79,869	84,373
Core	Village Commons Shopping Ctr.	Smithtown	NY	3	2,065,110	87,330	63,231	21,079	102,376	124,093	173,029	56,356	98,040	119,322
Core	Bloomfield Town Square	Bloomfield Hills	MI	5	2,841,021	234,095	58,074	22,758	88,141	102,572	157,331	61,379	95,034	105,404
Core	Crescent Plaza	Brockton	MA	3	1,585,619	218,141	96,005	32,593	53,420	62,806	161,182	55,405	59,665	68,969
Core	239 Greenwich Avenue / 75%	Greenwich	CT	5	1,554,663	16,834	64,308	23,814	125,719	162,508	135,320	48,542	122,962	156,902
Core	Town Line Plaza	Rocky Hill	CT	3	1,632,831	206,346	45,422	18,687	75,874	82,339	150,566	58,641	66,002	73,788
Core	New Loudon Center	Latham	NY	5	1,535,346	255,673	42,239	16,004	63,599	76,258	151,343	61,547	55,150	67,252
Core	Pacesetter Park Shopping Ctr.	Pomona	NY	3	1,108,621	96,380	19,646	6,760	101,782	120,862	99,896	29,978	87,372	107,422
Core	LA Fitness, Staten Island	Staten Island	NY	3	1,265,000	55,000	35,839	12,953	67,765	72,134	128,706	44,479	74,225	77,867
Core	West 54th Street	Manhattan	NY	1	2,564,844	9,693	42,128	25,011	91,410	155,737	160,333	90,051	93,753	164,270
Core	East 17th Street	Manhattan	NY	1	625,000	19,622	70,157	39,495	92,939	175,048	261,569	143,187	79,749	138,454
Core	Mad River Station	Dayton	OH	5	1,397,908	125,984	57,875	25,349	66,903	70,623	154,785	55,374	69,503	74,465
Core	Mark Plaza	Edwardsville	PA	5	829,922	216,401	87,545	37,108	37,075	46,254	121,815	50,915	39,826	49,730
Core	Bartow Avenue	The Bronx	NY	2	439,249	14,676	273,331	99,165	49,510	59,160	575,057	206,470	47,306	57,042
Core	Walnut Hill Plaza	Woonsocket	RI	5	2,354,928	284,717	58,072	22,079	50,251	59,544	91,962	35,206	58,299	69,645
Core	A & P Shopping Plaza / 60%	Boonton	NJ	5	1,166,305	62,908	46,107	17,845	104,048	129,404	99,937	37,448	101,964	122,465
Core	Merrillville Plaza	Hobart	IN	5	2,859,030	235,904	28,125	11,745	59,051	57,903	79,178	30,967	55,914	56,106
Core	The Gateway Shopping Ctr.	So. Burlington	VT	3	1,798,042	101,784	49,599	20,331	51,135	64,086	74,461	30,538	54,695	67,272
Core	Marketplace of Absecon	Absecon	NJ	3	1,128,904	104,718	28,925	10,533	59,908	74,572	69,370	23,899	59,194	72,233
Core	Plaza 422	Lebanon	PA	3	795,852	156,279	44,076	18,114	42,329	44,905	63,493	25,552	47,678	49,724
Core	Route 6 Plaza	Honesdale	PA	5	1,171,690	175,519	7,948	3,467	36,983	47,590	12,024	5,030	39,415	49,983
Fund I	Granville Center / 37.78%	Columbus	OH	3	593,022	134,997	111,765	47,215	55,123	56,507	270,244	110,564	61,798	64,113
Fund I	Tarrytown Shopping Center / 37.78%	Tarrytown	NY	2	891,483	34,979	22,110	8,246	86,276	112,075	35,192	12,933	89,621	116,661
Fund II- Urban In-Fill	400 East Fordham Road / 19.8%	The Bronx	NY	2	5,519,760	119,446	649,998	214,775	33,106	43,969	1,214,522	401,588	35,202	47,217
Fund II- Urban In-Fill	Pelham Manor Shopping Plaza / 19.8%	Westchester	NY	3	4,751,941	228,521	401,439	145,255	57,360	68,075	532,763	168,549	35,031	49,370
Fund II- Urban In-Fill	Canarsie / 15.9%	Brooklyn	NY	1	15,610,464	278,737	111,699	36,850	47,249	56,580	1,222,610	400,044	53,590	64,781
Fund II- Urban In-Fill	161st Street /19.8%	The Bronx	NY	1	4,384,824	230,218	199,667	64,948	23,956	35,877	734,022	236,490	25,864	39,464
Fund II- Urban In-Fill	Liberty Avenue / 19.8%	Queens	NY	1	730,377	26,125	91,638	28,967	53,392	62,024	338,406	102,483	50,598	60,663
Fund II- Urban In-Fill	216th Street / 19.8%	Manhattan	NY	1	2,460,000	60,000	160,656	54,093	38,123	51,821	948,832	311,867	35,661	48,955
Fund III- Other	Cortlandt Towne Center/19.9%	Mohegan Lake	NY	3	9,139,440	641,254	36,790	11,992	98,885	106,063	89,641	30,347	90,138	100,808
Fund III- Other	White City/16.7%	Shrewsbury	MA	3	4,880,720	255,199	94,955	38,180	49,759	62,004	211,652	80,653	54,993	68,709
					113,635,325	6,834,617
TOTAL1
Weighted Average - Based on GLA							80,307	30,052	$66,793	$77,646	193,571	70,932	$67,498	$78,144
Weighted Average - Based on base rent							98,477	36,160	$71,912	$86,635	267,555	95,689	$73,078	$87,842

CORE 1
Weighted Average - Based on GLA							72,086	27,363	$67,160	$78,195	165,408	62,159	$68,237	$78,802
Weighted Average - Based on base rent							79,858	30,305	$74,933	$90,487	185,726	70,218	$76,569	$91,780

FUND I 1
Weighted Average - Based on GLA							93,315	39,196	$61,534	$67,942	221,873	90,473	$67,524	$74,927
Weighted Average - Based on base rent							57,925	23,813	$73,831	$89,877	129,089	51,934	$78,506	$95,669

FUND II - Urban In-Fill 1
Weighted Average - Based on GLA							284,165	96,888	$41,475	$52,314	872,871	283,583	$37,856	$50,701
Weighted Average - Based on base rent							270,988	91,391	$42,308	$52,844	999,310	326,221	$41,822	$54,146

FUND III 1
Weighted Average - Based on GLA							51,352	18,548	$86,586	$95,032	120,188	42,942	$81,339	$92,772
Weighted Average - Based on base rent							54,790	20,096	$83,682	$92,428	127,399	45,915	$79,262	$90,874

1 Does not include the Kroger/Safeway Portfolio. Calculations have been pro-rated based on the Company's ownership % in the joint venture.
2 West 54th Street & East 17th Street reflect .5 and 1 mile radius figures; Clark & Diversey reflects 1 and 1.5 mile radius figures; Canarsie Plaza, 161st Street and Liberty Avenue reflect 1 and 2 mile radius figures, 216th St. reflects 1 and 3 mile radius figures and LA Fitness, Bartow, Tarrytown and Fordham Road reflect 2 aned 3 mile radius figures.

Reporting Supplement
December 31, 2010
Opportunity Fund Properties - Detail

Fund I Portfolio Detail		Ownership	Gross Leasable Area			Occupancy			Annualized Base Rent
Midwest	Anchors	%	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Per Sq. Ft.
Ohio
Granville Centre	Lifestyle Family Fitness, Inc.	100%	90,047	44,950	134,997	38.81%	28.92%	35.52%	$450,336	$142,686	$593,022	$12.37

New York
New York
Tarrytown Shopping Center	Walgreen's	100%	15,497	19,482	34,979	100.00%	73.14%	85.04%	475,000	416,483	891,483	29.97

Various
Kroger/Safeway Portfolio (18 Properties)	Kroger/Safeway	75%	709,400	-	709,400	100.00%	0.00%	100.00%	3,560,326	-	3,560,326	5.02

Grand Total			814,944	64,432	879,376	93.24%	42.29%	89.51%	$4,485,662	$559,169	$5,044,831	6.41

Fund II Portfolio Detail
New York
New York
Pelham Plaza	BJ's Discount Club, Michaels	99.1%	149,554	78,967	228,521	100.00%	36.22%	77.96%	3,864,172	887,769	4,751,941	26.67
Fordham Place	Sears, Best Buy	99.1%	74,899	44,547	119,446	100.00%	100.00%	100.00%	2,873,228	2,646,532	5,519,760	46.21
Liberty Avenue	CVS	99.1%	10,880	15,245	26,125	100.00%	70.73%	82.92%	394,944	335,433	730,377	33.72
Canarsie	BJ's Discount Club	79.3%	177,135	101,602	278,737	100.00%	0.00%	63.55%	15,610,464	-	15,610,464	88.13
216th Street	NY Dept of Citywide Admin. Serv.	99.1%	60,000	-	60,000	100.00%	0.00%	100.00%	2,340,000	120,000	2,460,000	41.00
161st Street 1	The City of New York	99.1%	128,690	101,528	230,218	100.00%	60.47%	82.57%	3,127,173	1,257,651	4,384,824	23.07
Total New York			601,158	341,889	943,047	100.00%	42.51%	79.16%	28,209,981	5,247,385	33,457,366	44.82

Grand Total			601,158	341,889	943,047	100.00%	42.51%	79.16%	$28,209,981	$5,247,385	$33,457,366	44.82

Fund III Portfolio Detail
New York
New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	100.0%	508,693	132,561	641,254	91.10%	88.98%	90.66%	$6,345,679	$2,793,761	$9,139,440	15.72
New England
Massachusetts
White City Shopping Center	Shaw's, Michaels	84.0%	131,618	123,581	255,199	100.00%	86.04%	93.24%	1,914,804	2,965,916	4,880,720	20.51

Grand Total			640,311	256,142	896,453	92.93%	87.56%	91.39%	$8,260,483	$5,759,677	$14,020,160	17.11

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II and Fund III properties are currently undergoing redevelopment or are in the design phase as further detailed under Redevelopment Projects.
Property	Ownership %
Sherman Avenue	99.1%
CityPoint	94.2%
Sheepshead Bay	100.0%
125 Main Street, Westport, CT.	100.0%

1 Currently operating, but redevelopment activities have commenced.

Reporting Supplement
December 31, 2010
Storage Portfolio Property Detail			Net	Occupancy
			Rentable
			Square	December 31,	September 30,	June 30,	March 31,	December 31,
OWNER	Operating Properties	Location	Feet	2010	2010	2010	2010	2009

	Stabilized
Fund III	Suffern	Suffern, New York	78,950
Fund III	Yonkers	Westchester, New York	100,643
Fund III	Jersey City	Jersey City, New Jersey	76,920
Fund III	Webster Ave	Bronx, New York	36,175
Fund III	Linden	Linden, New Jersey	84,035
Fund III	Bruckner Blvd	Bronx, New York	89,473
Fund III	New Rochelle	Westchester, New York	42,158
Fund III	Lawrence	Lawrence, New York	97,743
	Subtotal Stabilized		606,097	87.5%	86.3%	85.2%	82.4%	83.2%

	Repositioned - in Lease-up
Fund III	Long Island City	Queens, New York	135,558
	Subtotal in lease-up		135,558	75.3%	72.1%	70.0%	65.5%	61.6%

	In initial Lease-up
Fund II	Liberty Avenue	Queens, New York	72,925
Fund II	Pelham Plaza	Pelham Manor, New York	62,020
Fund II	Atlantic Avenue	Brooklyn, New York	76,946
Fund III	Fordham Road	Bronx, New York	85,155
Fund III	Ridgewood	Queens, New York	88,789
	Subtotal in initial lease-up		385,835	66.1%	62.7%	57.0%	50.3%	44.5%

	Total		1,127,490	78.7%	76.5%	73.8%	69.4%	67.4%

Reporting Supplement
December 31, 2010

Fund I
Lease Expirations

			Gross Leased Area		Annual Base Rent
		No. of Leases	Square	Percent		Percent	Avg. Per
	Notes	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.
Anchor Tenants
2011	1	18	709,400	93.36%	$3,560,326	79.37%	$5.02
2017		1	34,951	4.60%	450,336	10.04%	12.88
2080		1	15,497	2.04%	475,000	10.59%	30.65
Total		20	759,848	100.00%	$4,485,662	100.00%	$5.90

Total Vacant			55,096
Total Square Feet			814,944

Shop Tenants
Month to Month		2	7,200	26.43%	$56,522	10.11%	$7.85
2011		1	1,955	7.17%	27,370	4.89%	14.00
2012		2	2,920	10.72%	64,002	11.45%	21.92
2014		1	2,597	9.53%	93,025	16.64%	35.82
2015		1	500	1.83%	2,400	0.43%	4.80
2018		2	1,761	6.46%	53,658	9.60%	30.47
2019		1	1,904	6.99%	30,000	5.37%	15.76
2020		3	8,411	30.87%	232,192	41.52%	27.61
Total		13	27,248	100.00%	$559,169	100.00%	$20.52

Total Vacant			37,184
Total Square Feet			64,432

Total Anchor and Shop Tenants
Month to Month		2	7,200	0.91%	$56,522	1.12%	$7.85
2011		19	711,355	90.39%	3,587,696	71.12%	5.04
2012		2	2,920	0.37%	64,002	1.27%	21.92
2014		1	2,597	0.33%	93,025	1.84%	35.82
2015		1	500	0.06%	2,400	0.05%	4.80
2017		1	34,951	4.44%	450,336	8.93%	12.88
2018		2	1,761	0.22%	53,658	1.06%	30.47
2019		1	1,904	0.24%	30,000	0.59%	15.76
2020		3	8,411	1.07%	232,192	4.60%	27.61
2080		1	15,497	1.97%	475,000	9.42%	-
Total		33	787,096	100.00%	$5,044,831	100.00%	$6.41

Total Vacant			92,280
Total Square Feet			879,376

1	The 2011 anchor expirations represent the term of the master lease for all 18 Kroger/Safeway locations. The underlying operating leases at
14 of these locations, representing 547,500 square feet and rents aggregating $2,743,794, expire during 2014. The operating leases at 2 locations, representing 91,900 square feet and rents aggregating $426,000, expire during 2019.

Reporting Supplement
December 31, 2010

Fund II
Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.
Anchor Tenants
2011	1	128,690	21.41%	$3,127,173	11.09%	$24.30
2013	1	20,149	3.35%	564,172	2.00%	28.00
2019	1	39,705	6.60%	1,747,020	6.19%	44.00
2023	1	35,194	5.85%	1,126,208	3.99%	32.00
2027	1	60,000	9.98%	2,340,000	8.29%	39.00
2030	1	177,135	29.47%	15,610,464	55.34%	88.13
2032	1	10,880	1.81%	394,944	1.40%	36.30
2033	1	129,405	21.53%	3,300,000	11.70%	25.50
Total	8	601,158	100.00%	$28,209,981	100.00%	$46.93

Total Vacant		-
Total Square Feet		601,158

Shop Tenants
Month to Month	1	9,967	6.86%	$99,670	1.90%	$10.00
2011	3	24,065	16.56%	584,774	11.14%	24.30
2012	3	27,365	18.82%	573,207	10.92%	20.95
2014	1	5,081	3.50%	193,078	3.68%	38.00
2016	1	2,000	1.38%	86,000	1.64%	43.00
2018	2	9,600	6.61%	417,600	7.96%	43.50
2019	4	9,318	6.41%	481,052	9.17%	51.63
2020	2	10,309	7.09%	143,091	2.73%	13.88
2022	1	-	0.00%	120,000	2.29%	-
2023	1	31,417	21.62%	1,131,012	21.55%	36.00
2027	1	6,208	4.27%	217,901	4.15%	35.10
2048	1	10,000	6.88%	1,200,000	22.87%	120.00
Total	21	145,330	100.00%	$5,247,385	100.00%	$36.11

Total Vacant		196,559
Total Square Feet		341,889

Total Anchor and Shop Tenants
Month to Month	1	9,967	1.34%	$99,670	0.30%	$10.00
2011	4	152,755	20.44%	3,711,947	11.10%	24.30
2012	3	27,365	3.67%	573,207	1.71%	20.95
2013	1	20,149	2.70%	564,172	1.69%	28.00
2014	1	5,081	0.68%	193,078	0.58%	38.00
2016	1	2,000	0.27%	86,000	0.26%	43.00
2018	2	9,600	1.29%	417,600	1.25%	43.50
2019	5	49,023	6.57%	2,228,072	6.66%	45.45
2020	2	10,309	1.38%	143,091	0.43%	13.88
2022	1	-	0.00%	120,000	0.36%	-
2023	2	66,611	8.92%	2,257,220	6.75%	33.89
2027	2	66,208	8.87%	2,557,901	7.65%	38.63
2030	1	177,135	23.73%	15,610,464	46.66%	1.00
2032	1	10,880	1.46%	394,944	1.18%	36.30
2033	1	129,405	17.34%	3,300,000	9.86%	25.50
2048	1	10,000	1.34%	1,200,000	3.59%	120.00
Total	29	746,488	100.00%	$33,457,366	100.00%	$44.82

Total Vacant		196,559
Total Square Feet		943,047

Reporting Supplement
December 31, 2010

Fund III
Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.
Anchor Tenants
2012	1	19,079	3.21%	276,564	3.35%	14.50
2013	3	64,580	10.85%	1,182,125	14.31%	18.30
2014	3	71,346	11.99%	1,103,266	13.36%	15.46
2015	2	29,489	4.96%	489,840	5.93%	16.61
2016	1	19,050	3.20%	295,284	3.57%	15.50
2017	2	52,131	8.76%	927,312	11.23%	17.79
2018	3	238,707	40.12%	2,562,678	31.02%	10.74
2021	1	35,601	5.98%	382,967	4.64%	10.76
2022	1	65,028	10.93%	1,040,447	12.60%	16.00
Total	17	595,011	100.00%	$8,260,483	100.00%	$13.88

Total Vacant		45,300
Total Square Feet		640,311

Shop Tenants
2011	6	17,754	7.91%	399,378	6.93%	22.50
2012	15	57,430	25.58%	1,507,444	26.17%	26.25
2013	6	20,232	9.01%	574,380	9.97%	28.39
2014	9	35,899	15.99%	920,705	15.99%	25.65
2015	8	19,126	8.52%	487,426	8.46%	25.48
2016	7	26,482	11.80%	725,879	12.60%	27.41
2017	2	9,688	4.32%	208,653	3.62%	21.54
2018	2	7,637	3.40%	151,020	2.62%	19.77
2019	3	11,385	5.07%	329,616	5.72%	28.95
2020	3	6,175	2.75%	136,719	2.37%	22.14
2021	2	9,210	4.10%	243,961	4.24%	26.49
2026	1	3,500	1.56%	74,496	1.29%	21.28
Total	64	224,518	100.00%	$5,759,677	100.00%	$25.65

Total Vacant		31,624
Total Square Feet		256,142

Total Anchor and Shop Tenants
2011	6	17,754	2.17%	399,378	2.85%	22.50
2012	16	76,509	9.34%	1,784,008	12.72%	23.32
2013	9	84,812	10.35%	1,756,505	12.53%	20.71
2014	12	107,245	13.09%	2,023,971	14.44%	18.87
2015	10	48,615	5.93%	977,266	6.97%	20.10
2016	8	45,532	5.56%	1,021,163	7.28%	22.43
2017	4	61,819	7.54%	1,135,965	8.10%	18.38
2018	5	246,344	30.06%	2,713,698	19.36%	11.02
2019	3	11,385	1.39%	329,616	2.35%	28.95
2020	3	6,175	0.75%	136,719	0.98%	22.14
2021	3	44,811	5.47%	626,928	4.47%	13.99
2022	1	65,028	7.93%	1,040,447	7.42%	16.00
2026	1	3,500	0.43%	74,496	0.53%	21.28
Total	81	819,529	100.00%	$14,020,160	100.00%	$17.11

Total Vacant		76,924
Total Square Feet		896,453

Reporting Supplement
December 31, 2010

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO")  and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.